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EXHIBIT 4.1

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                               JV Capital Trust
                                  Depositor,

                                      and


                            _______________________
                                Master Servicer
                                      and


                            _______________________
                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                         Dated as of  __________ 199_,

                   Residential Mortgage-Backed Certificates
                                 Series 199 -
                                           --

          POOLING AND SERVICING AGREEMENT, dated as of ____________, 199_, by and among JV Capital Trust, a Delaware business trust, in its capacity as depositor (the "Depositor"), _____________________________, a ___________
corporation, in its capacity as master servicer (the "Master Servicer"), and _____________________________________, a ____________________________, in its
capacity as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell residential mortgage-backed certificates (collectively, the "Certificates"), to be issued hereunder in three classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Mortgage Loans and the Reserve Fund (each, as defined herein). As provided herein, the Trustee will make an election to treat the Trust Fund (other than the Reserve Fund) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class A and Class B Certificates (as defined herein) will represent ownership of "regular interests" in the REMIC, and the Class R Certificates will constitute the sole Class of "residual interest" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

          The following table sets forth the designation, type, aggregate Original Security Balance (as defined herein), maturity date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                 AGGREGATE
                                                  ORIGINAL
                                                 SECURITY                               INITIAL
   DESIGNATION             TYPE                   BALANCE          FEATURES             RATINGS
   -----------             ----                 ----------         --------             -------
Class A                   Senior                 $                  Senior
Class B                 Subordinate              $                Subordinate              n/a
Class R                 Subordinate                n/a             Residual                n/a

          The Mortgage Loans (as defined herein) have an aggregate Principal Balance (as defined herein) as of the Cut-off Date equal to $________________.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 CERTAIN DEFINED TERMS. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

          "Accepted Servicing Practices": The Master Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

          "Account": Any Eligible Account established pursuant to Sections 5.03, 5.09, 6.01, 6.04 or 6.12 hereof.

          "Accrual Period": With respect to any Distribution Date, the previous calendar month.

          "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement": This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

          "Appraised Value": As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          "Assignment Of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

          "Authorized Denominations": With respect to the Class A Certificates, a minimum denomination of $________ Original Certificate Balance and integral multiples of $________ Original Certificate Balance in excess thereof. With respect to the Class B Certificates, a minimum denomination of $_________ Original Certificate Balance and integral multiples of $__________ Original Certificate Balance in excess thereof. With respect to the

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Class R Certificates, a minimum Percentage Interest of ____% and integral multiples of ____% in excess thereof.

          "Available Distribution Amount": With respect to any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans:

               (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Liquidation Proceeds), except:

                     (a) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                     (b) all Curtailments received after the applicable Principal Prepayment Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest on a related Mortgage Loan for a period subsequent to the Principal Prepayment Period);

                     (c) all Principal Prepayments in Full received after the applicable Principal Prepayment Period immediately preceding such Determination Date (together with any interest payment received with such Principal Prepayments in Full to the extent that it represents the payment of interest accrued on such Mortgage Loans for the period subsequent to the Principal Prepayment Period);

                     (d) Insurance Proceeds and Liquidation Proceeds on such Mortgage Loans received after the applicable Principal Prepayment Period;

                     (e) all amounts in the Collection Account which are due and reimbursable to the Master Servicer pursuant to the terms of this Agreement;

                     (f)   the Master Servicing Fee for each Mortgage Loan; and

                     (g)   Net Foreclosure Profits;

               (2) to the extent advanced by the Master Servicer and not previously distributed, the amount of any Periodic Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans;

               (3) to the extent advanced by the Master Servicer and not previously distributed, any amount payable as Compensating Interest by the Master Servicer on such Distribution Date relating to such Mortgage Loans;

               (4) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.04 and Section 3.03 or any permitted repurchase of a Mortgage Loan.

          "Available Distribution Amount Allocation": As defined in Section 6.05(b) hereof.

          "Business Day": Any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of ___________, the State of ___________ or the state where the Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

          "Certificate": Any Class A Certificate, Class B Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee.

          "Certificate Balance": With respect to the Class A Certificates, as of any time of determination, the related Original Certificate Balance less any amounts distributed in reduction of the Certificate Balance thereof pursuant to
Section 6.05 on all prior Distribution Dates. With respect to the Class B Certificates, as of any time of determination, the related Original Certificate Balance less the sum of (i) any amounts distributed in reduction of the Certificate Balance thereof pursuant to Section 6.05 on all prior Distribution Dates and (ii) the sum of all Class B Loss Amounts for prior Distribution Dates. The Class R Certificates do not have a "Certificate Balance".

          "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 11.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.03. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of a respective Affiliate. Any Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

          "Certificate Insurance Payments Account": The Certificate Insurance Payments Account established in accordance with Section 6.04(c) hereof and maintained by the Trustee.

          "Certificate Insurance Policy": The certificate guaranty insurance policy No. _____, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Class A Certificateholders, a copy of which is attached hereto as Exhibit A-1.

          "Certificate Insurer": ______________________, a stock insurance company organized and created under the laws of the State of __________, and any successors thereto.

          "Certificate Insurer Default": The failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

          "Certificate Register":  As described in Section 4.02(a).

          "Class A Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (i) the Insured Distribution Amount as of the immediately preceding Distribution Date exceeded (ii) the amount actually distributed to the Holders of the Class A Certificates on such Distribution Date in respect thereof (including, without limitation, any Insured Payments paid to the Holders of the Class A Certificates by the Certificate Insurer as described in Sections 6.04 and 6.05 hereof) and (b) interest accrued for the related Accrual Period on the amount described in clause (a), calculated at an interest rate equal to the Class A Pass-Through Rate applicable to such Distribution Date. Any Class A Carry-Forward Amount shall be deemed to be allocated first to any related Subordination Deficit and second to any related Class A Interest Distribution Amount.

          "Class A Certificate": Any Certificate designated as a "Class A Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class A Certificateholder":  A Holder of a Class A Certificate.

          "Class A Formula Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Class A Percentage for such Distribution Date of the Scheduled Formula Principal Distribution Amount on such Distribution Date and (ii) the Class A Prepayment Percentage for such Distribution Date of the Unscheduled Formula Principal Distribution Amount on such Distribution Date.

          "Class A Interest Distribution Amount": With respect to the Class A Certificates for any Distribution Date the sum of (i) the aggregate amount of interest accrued for the related Accrual Period on the aggregate Certificate Balance immediately prior to such Distribution Date at the Class A Pass-Through Rate (based on a 360-day year and a 30-day month) less the Net Interest Shortfall for such Distribution Date allocated to the Class A Certificates and
(ii) the portion of any Class A Carry-Forward Amount which relates to a shortfall in a distribution of a Class A Interest Distribution Amount as of such Distribution Date.

          "Class A Pass-Through Rate": As of any Distribution Date, _____% per annum.

          "Class A Percentage": As to any Distribution Date, the lesser of (i) 100% or (ii) the percentage obtained by dividing the Certificate Balance of the Class A Certificates by the Pool Principal Balance.

          "Class A Prepayment Percentage": As to any Distribution Date to and including the Distribution Date in ____________, 100%. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution

Date in ____________, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of the Unscheduled Formula Principal Distribution Amount distributable on such Distribution Date would reduce the Certificate Balance of the Class A Certificates below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Certificate Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the ____________ preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than ____% of the current Certificate Balance of the Class B Certificates and (b) cumulative Realized Losses shall not exceed ____% of the Original Certificate Balance of the Class B Certificates. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee that the criteria set forth in the preceding sentence are met.

          "Class B Certificate": Any Certificate designated as a "Class B Certificate" on the face thereof, in the form of Exhibit B-2 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class B Certificateholder":  A Holder of a Class B Certificate.

          "Class B Formula Principal Distribution Amount": As to any Distribution date, the sum of (i) the Subordinated Percentage for such Distribution Date of the Scheduled Formula Principal Distribution Amount for such Distribution Date and (ii) the Subordinated Prepayment

Percentage of the Unscheduled Formula Principal Distribution Amount for such Distribution Date.

          "Class B Interest Distribution Amount": With respect to the Class B Certificates for any Distribution Date the aggregate amount of interest accrued for the related Accrual Period on the aggregate Certificate Balance immediately prior to such Distribution Date at the Class A Pass-Through Rate (based on a 360-day year and a 30-day month) less the Net Interest Shortfall for such Distribution Date allocated to the Class B Certificates.

          "Class B Loss Amount": As to any Distribution Date, the amount, if any, by which (a) the sum of (x) the Formula Principal Distribution Amount for such Distribution Date and (y) the aggregate of the Unrecovered Principal Amounts, if any, for such Distribution Date exceeds (b) the amount distributed on account of principal to the Holders of Certificates on such Distribution Date.

          "Class B Pass-Through Rate": As of any Distribution Date, ____% per annum.

          "Class R Certificate": Any Certificate designated as a "Class R Certificate" on the face thereof, in the form of Exhibit B-3 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "residual interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class R Certificateholder":  A Holder of a Class R Certificate.

          "Closing Date":  _________, 199_.

          "Code":  The Internal Revenue Code of 1986, as amended.

          "Collection Account": The Eligible Account established and maintained by the Master Servicer pursuant to Section 5.03.

          "Combined Loan-to-Value Ratio": With respect to any Mortgage Loan secured by a second lien on the related Mortgaged Property, as of any date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of such Mortgage Loan and (ii) the original aggregate principal balance of the related Senior Mortgage Loans (if any) at the date of determination, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          "Commission":  The Securities and Exchange Commission.

          "Compensating Interest":  As defined in Section 6.09 hereof.

          "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

          "Custodian":  As defined in Section 2.02(c).

          "Cut-off Date":  _________, 199_.

          ["DCR": Duff & Phelps Credit Rating Co., or its successor in interest.]

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a count of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

          "Deleted Mortgage Loan": A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

          "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31- day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          "Depositor": JV Capital Trust, a Delaware business trust, and any successor thereto.

          "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be book-entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          "Determination Date": With respect to any Distribution Date, the [___] of the month in which such Distribution Date occurs, or if such [___] day is not a Business Day, the Business Day preceding such [___] day.

          "Direct Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depositary.

          "Disqualified Non-United States Person": A transferee of a Class R Certificate other than a person that (i) is not a Non-United States Person or
(ii) is a Non-United States Person that holds a Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Account":  The account established in accordance with
Section 6.01(a) hereof and maintained by the Trustee.

          "Distribution Account Shortfall": With respect to any Distribution Date, the sum of (a) the amount, if any, by which (x) the aggregate of the full amounts due to be distributed pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation exceeds (y) the amount of funds (exclusive of funds representing the Insured Payment in respect of such Distribution Date) that will be on deposit in the Distribution Account in respect of such Distribution Date and available to be distributed on the Class A Certificates, after taking into account all deposits to be made to the Distribution Account on or prior to the Distribution Date, including without limitation all Periodic Advances, all funds to be transferred from the Reserve Fund and (b) on the Distribution Date that follows the month in which there occurs the latest original scheduled maturity date of any Mortgage Loan that was an Outstanding Mortgage Loan at any time during such month, the amount necessary to reduce the Certificate Balance of the Class A Certificates to zero (after giving effect to all other distributions of principal to be made on such Distribution Date in respect of the Class A Certificates).

          "Distribution Date": The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on ______________, 199_.

          "Due Date": The date in each month in which the Monthly Payments are due.

          "Due Period": With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

          "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by [S&P], [DCR] and [Fitch] and Aa2 or better by [Moody's] and in the highest short term rating by the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association (including the Trustee) duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency and the Certificate Insurer (the Trustee shall be deemed acceptable, provided that the Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

          "ERISA":  As defined in Section 4.02(m) hereof.

          "Event Of Default":  One or more of the events described in Section
7.01 hereof.

          "FDIC": The Federal Deposit Insurance Corporation and any successor thereto.

          "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

          "FNMA":  Fannie Mae and any successor thereto.

          ["Fitch": Fitch Investors Service, L.P., or its successor in interest.]

          "Foreclosure Profits": As to any Distribution Date, (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such Distribution Date minus (ii) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 5.12) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Mortgage Loan.

          "Formula Excess Interest Amount": As to any Distribution Date, the amount, if any, by which (i) one month's interest at the Weighted Average Mortgage Interest Rate of the Mortgage Loans on the Pool Principal Balance of the Mortgage Loans exceeds (ii) interest for the related Accrual Period on the Certificate Balances for the Class A Certificates and Class B Certificates at the Class A Pass-Through Rate and Class B Pass-Through Rate, respectively.

          "Formula Principal Distribution Amount": For any Distribution Date the sum without duplication of:

               (a) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date;

               (b) all Curtailments received during the related Principal Prepayment Period and the Principal Balance of each Mortgage Loan which was the subject of a Principal Prepayment in Full during the related Principal Prepayment Period;

               (c) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Principal Prepayment Period, the principal portion of the Net Liquidation Proceeds with respect to such Mortgage Loan;

               (d) the Principal Balance of each Mortgage Loan that was repurchased pursuant to this Agreement during the related Principal Prepayment Period; and

               (e) any Substitution Adjustment received in connection with the substitution of a Mortgage Loan, pursuant to Section 3.03, during the related Principal Prepayment Period.

          "GAAP":  Generally accepted accounting principles.

          "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

          "Insurance Agreement": The Insurance Agreement dated as of ______, 199_ among the Certificate Insurer, the Depositor, the Master Servicer and the Trustee, as such agreement may be amended or supplemented in accordance with the provisions thereof.

          "Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

          "Insured Distribution Amount": With respect to any Distribution Date, the Distribution Account Shortfall for such Distribution Date.

          "Insured Payment": The sum of (i) with respect to each Distribution Date, the Distribution Account Shortfall and (ii) any unpaid Preference Amount.

          "JVMC":  JV Mortgage Capital, L.P., or its successor in interest.

          "Liquidated Loan Loss": With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the Due Period preceding such Distribution Date, equal to (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, minus (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

          "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Master Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          "Liquidation Expenses": Expenses incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.05, 5.06 and 5.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          "Liquidation Proceeds": Amounts received by the Master Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          "Loan Repurchase Price":  As defined in Section 2.04(b).

          "Loan-to-Value Ratio or LTV": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

          "Majority Certificateholders": The Holder or Holders of Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

          "Master Servicer": _______________, a _________ corporation, or any successor appointed as herein provided.

          "Master Servicing Compensation": The Master Servicing Fee and other amounts to which the Master Servicer is entitled pursuant to Section 5.14.

          "Master Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Master Servicer, as indicated on the related Mortgage Loan Schedule. Such fee shall be ___% per annum. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Master Servicing Fee includes any servicing fees owed or payable to any Subservicer.

          "Master Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Master Servicer, as such list may from time to time be amended.

          "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

          ["Moody's": Moody's Investors Service, Inc., or its successor in interest.]

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien or second lien on the Mortgaged Property.

          "Mortgage File": The mortgage documents listed in Exhibit C attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

          "Mortgage Impairment Insurance Policy":  As defined in Section 5.07.

          "Mortgage Interest Rate": The fixed per annum rate at which interest accrued on the unpaid principal balance thereof, which rate is the Mortgage Interest Rate for such Mortgage Loan indicated on the related Mortgage Loan Schedule.

          "Mortgage Loan": An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement and identified on Exhibit D hereto, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring, with respect to the Mortgage Loans prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

          "Mortgage Loan Schedule": The lists of the Mortgage Loans transferred to the Trustee on or before the Closing Date as part of the Trust Fund and attached hereto as Exhibit D and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage
Loan:

          (i)   the Mortgage Loan identifying number;

         (ii)   the city, state and zip code of the Mortgaged Property;

        (iii)   the type of property;

         (iv)   the current Monthly Payment as of the Cut-off Date;

          (v)   the original number of months to maturity;

         (vi)   the scheduled maturity date;

        (vii) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

       (viii) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination;


         (ix) the Mortgage Interest Rate as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (x)   the Mortgage Interest Rate

         (xi)   the Appraised Value;

        (xii)   the stated purpose of the loan at origination;

        (xii)   the type of occupancy at origination;

        (xiv) the documentation type (as described in the Underwriting Guidelines);

         (xv) the loan classification (as described in the Underwriting Guidelines);

        (xvi) the Master Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum; and

       (xvii) Whether such Mortgage Loan is secured by a first lien or second lien.

          Such schedule may consist of multiple reports that collectively set forth all of the information required.

          "Mortgage Note": The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

          "Mortgagor":  The obligor on a Mortgage Note.

          "Net Foreclosure Profits": As to any Distribution Date, an amount equal to (i) the aggregate Foreclosure Profits with respect to such Distribution Date minus (ii) Liquidated Loan Losses with respect to such Distribution Date.

          "Net Interest Shortfall": as to any Distribution Date, the sum of the Relief Act Shortfall and the Net Prepayment Interest Shortfall for such Distribution Date. Any Net Interest Shortfall will be allocated pro rata between the Class A and Class B Certificates based on the

Class A Interest Distribution Amount and Class B Interest Distribution Amount without any reduction for Net Interest Shortfalls.

          "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          "Net Mortgage Interest Rate": With respect to each Mortgage Loan at any time of determination, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the per annum rate used to determine the related Master Servicing Fee. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          "Net Prepayment Interest Shortfall": As to any Distribution Date, the aggregate of the Prepayment Interest Shortfalls for such Distribution Date over the aggregate Master Servicing Fee payable for the related Principal Prepayment Period.

          "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Master Servicer.

          "Nonrecoverable Advances": With respect to any Mortgage Loan, (a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(b), or (b) a Periodic Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee would not be ultimately recoverable pursuant to Sections
5.04 and Section 6.02.

          "Non-United States Person": Any Person other than a United States Person.

          "Officer's Certificate": A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Originator and/or the Master Servicer, or the Depositor, as required by this Agreement.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, the Master Servicer, the Trustee, a Certificateholder or a Certificateholder's prospective transferee or the Certificate Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or the Trustee or in an Affiliate thereof, (iii) is not connected with the Depositor or the

Master Servicer or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer.

          "Original Certificate Balance": As of the Startup Day and as to the Class A Certificates, $__________, and as to the Class B Certificates, $__________. The Class R Certificates do not have an Original Certificate Balance.

          "Original Pool Principal Balance": The Pool Principal Balance as of the Cut-off Date, which is $_____________.

          "Originators": The originators or sellers, who may be affiliates of the Depositor or of the partners in the Depositor, from whom JVMC acquired the Mortgage Loans.

          "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, which was not repurchased by the Depositor prior to such Due Date pursuant to Section 2.04 and which was not repurchased by an Affiliate of the Depositor pursuant to Section 5.18.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (b) the Originator has no actual knowledge that such Residential Dwelling is not so occupied.

          "Percentage Interest": With respect to a Class A or Class B Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Authorized Denomination represented by such Certificate and the denominator of which is the Original Certificate Balance of such Class of Certificate. With respect to a Class R Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

          "Periodic Advance": The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Master Servicer on any Remittance Date pursuant to Section 5.21 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans other than REO Properties as described in clause (ii) below), all Monthly Payments (net of the related Master Servicing Fee) on such Mortgage Loans that were delinquent as of the close of business on the Business Day preceding the related Remittance Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the Monthly Payment (net of the related Master Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus (iii) the amount of any advance otherwise required for such Distribution Date pursuant to clauses (i) and (iii) above which the Master Servicer has determined to be a Nonrecoverable Advance.

          "Permitted Investments": As used herein, Permitted Investments shall include the following:

               (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment; provided that at the time of such investment, such investment is acceptable to the Certificate Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

               (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency;

               (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

               (d) investments in money market funds rated in its highest rating by each Rating Agency; and

               (e) investments approved by the Rating Agencies and the Certificate Insurer in writing delivered to the Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

          "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Non-United States Person or Disqualified Organization.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan":  As defined in Section 4.02(m).

          "Policy Business Day": A Business Day as defined in the Certificate Insurance Policy.

          "Pool Principal Balance": The sum of the aggregate Principal Balances of the Mortgage Loans as of any date of determination.

          "Preference Amount": Any amount previously distributed to a Class A Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          "Preference Claim":  As defined in Section 6.04(f).

          "Premium Amount": Beginning on the third Distribution Date and on each Distribution Date thereafter, the product of 1/12 of the Premium Percentage and the aggregate Balance for the Class A Certificates immediately prior to the related Distribution Date.

          "Premium Exhibit":  The document attached hereto as Exhibit R.

          "Premium Percentage": With respect to any Mortgage Loan, the rate per annum set forth in the Premium Exhibit.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Principal Prepayment Period of a Principal Prepayment in Full or Curtailment, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate minus the rate at which the Master Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Master Servicing Fee for such Mortgage Loan in such month.

          "Principal Balance": As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to such Due Date, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Master Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of such Due Date and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan prior to such Due Date shall be zero.

          "Principal Prepayment in Full": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is not intended as an advance payment of a scheduled Monthly Payment.

          "Principal Prepayment Period": With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of the date hereof, between the Originator and the Depositor relating to the sale of the Mortgage Loans to the Depositor.

          "Principal Remittance Amount": As of any Distribution Date, the sum, without duplication of the amounts specified in clauses (b)(ii) through (v),
(vii) and (viii) of the definition of Class A Principal Distribution Amount.

          "Qualified Mortgage": "Qualified Mortgage" shall have the meaning set forth in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any similar provision).

          "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.04 or 3.03 hereof, which (a) has the same or greater interest rate, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan (except during the first 90 days after the Cut-off Date), (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios (or Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios, with respect to a Second Mortgage Loan) at the time of such substitution no higher than the Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, with respect to a Second Mortgage Loan) of the Deleted Mortgage Loan, (e) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (f) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" in
Section 860G(a)(4) of the Code (or any successor statute thereto) and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 and 3.02 of the Purchase Agreement.

          "Rating Agency":  [S&P], [DCR], [Fitch] or [Moody's].

          "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

          "Released Mortgaged Property Proceeds": As to any Mortgage Loan, proceeds received by the Master Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

          "Relief Act Shortfall": as to any Distribution Date, the sum of the reductions in the amount of monthly interest on the Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

          "Remittance Date": As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

          "REO Acquisition":  The acquisition of any REO Property pursuant to
Section 5.12.

          "REO Disposition": The final sale by the Master Servicer of a Mortgaged Property acquired by the Master Servicer in foreclosure or by deed in lieu of foreclosure.

          "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage
Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

          "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitations, proceeds from the rental of the related Mortgaged Property).

          "REO Property":  As described in Section 5.12.

          "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Certificate Register under the nominee name of the Depository.

          "Request for Release": A request for release in substantially the form attached as Exhibit H hereto.

          "Required Deposit":  As defined in Section 6.12 hereof.

          "Reserve Fund": The Eligible Account established and maintained by the Trustee pursuant to Section 6.12 hereof.

          "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Master Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

          "Scheduled Formula Principal Distribution Account": As to any Distribution Date, the amount determined in accordance with clause (a) of the definition of Formula Principal Distribution Amount.

          ["S&P":  Standard & Poor's, or its successor in interest.]

          "Second Mortgage Loan": Any Mortgage Loan secured by a second lien on the related Mortgaged Property.

          "Subservicer": Any Person with which the Master Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

          "Subservicing Agreement": Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Master Servicer, need not be in writing) between the Master Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans.

          "Senior Mortgage Loan": With respect to any Second Mortgage Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Second Mortgage Loan.

          "Servicing Account":  The account created and maintained pursuant to
Section 5.09.

          "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incurred by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.02 (limited solely to the reasonable and customary out-of-pocket expenses of the subservicer), 5.05, 5.07, 5.09 or 5.10, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Section 5.04(a) and 5.10.

          "Startup Day": The day designated as such pursuant to Section 10.01(b) hereof.

          "Subordinated Percentage": As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

          "Subordinated Prepayment Percentage": As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such Date.

          "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans.

          "Tax Matters Person":  The Person or Persons appointed pursuant to
Section 10.01(c) from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

          "Tax Return": The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws in connection with the Trust Fund.

          "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

          "Trustee": _____________, or its successor in interest, or any successor trustee appointed as herein provided.

          "Trustee Remittance Report":  As defined in Section 6.07.

          "Trust Fund": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Accounts (including the Special Deposit), (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (d) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement (including the Certificate Insurance Policy) and any Insurance Proceeds (and any proceeds of the Certificate Insurance Policy), (e) Liquidation Proceeds, (f) Released Mortgaged Property Proceeds, (g) the representations and warranties of the Originator pursuant to the Purchase Agreement and (h) amounts on deposit in the Reserve Fund.

          "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

          "UCC Financing Statement": A financing statement executed and filed pursuant to the UCC.

          "Underwriting Guidelines": The underwriting guidelines of the Originator.

          "United States Person": A citizen or resident of the United States, a corporation, partnership (unless, in the case of a partnership, treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate that is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in the applicable Treasury regulations, certain Trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).

          "Unpaid REO Amortization": As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Interest Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with Section 5.12.

          "Unrecovered Principal Amount": With respect to any Distribution Date and any Mortgage Loan that became a Liquidated Mortgage Loan in the related Principal Prepayment Period, the portion of principal, if any, of such Liquidated Mortgage Loan that was not recovered upon liquidation.

          "Unreimbursed Insurer Amounts": As of any Distribution Date, the sum of (a)(i) all Insured Payments (as defined in the Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to Sections 6.05(b) or 6.05(c) hereof plus (ii) interest accrued on each such Insured Payment and Preference Payments not previously repaid calculated at the Class A Pass-Through Rate from the date such Insured Payment or Preference Amount was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement). The Certificate Insurer shall notify the Trustee and the Depositor of the amount of any Unreimbursed Insurer Amount.

          "Unscheduled Formula Principal Distribution Amount": as to any Distribution Date, the sum of the amounts determined in accordance with clauses
(b), (c), (d) and (e) of the definition of Formula Principal Distribution
Amount.

          "Weighted Average Net Mortgage Interest Rate": As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

          Section 1.02   PROVISIONS OF GENERAL APPLICATION.  (a) All accounting
                         ---------------------------------
terms not specifically defined herein shall be construed in accordance with GAAP.

          (b) The terms defined in this Article include the plural as well as the singular.

          (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

          (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

          (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage .

          (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer, provided, however, that for purposes of calculating distributions on the Certificates, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                  ARTICLE II


                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 CONVEYANCE OF MORTGAGE LOANS; SPECIAL DEPOSIT; PRIORITY AND SUBORDINATION OF OWNERSHIP INTERESTS. (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions in this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Mortgage Loans (other than interest due thereon before the Cut-off Date), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, and pursuant to Section ____ of the Purchase Agreement, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under the Purchase Agreement including, without limitation, its right to exercise the remedies created by Sections ____ and ____ of the Purchase Agreement for breaches of representations and warranties, agreements and covenants of the Originator contained in Sections ____ and ____ of the Purchase Agreement.

          (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class B and Class R Certificateholders to receive payments in respect of the Class B and Class R Certificates, are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates and to the Certificate Insurer's rights to be reimbursed for Insured Payments together with interest thereon at the rate specified herein or in the Insurance Agreement. In accordance with the foregoing, the ownership interest of the Class B and Class R Certificateholders in amounts deposited in the Certificate Account from time to time shall not vest unless and until such amounts are distributed in respect of the Class B and Class R Certificates in accordance with the terms of this Agreement.

          (c) It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Originator's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Originator to the Depositor pursuant to the Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Originator and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          Section 2.02  POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES.
(a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          (b) Pursuant to Section ____ of the Purchase Agreement, the Depositor has delivered or caused to be delivered the Mortgage File related to each Mortgage Loan to the Trustee.

          (c) The Trustee may enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders and the Certificate Insurer; provided, however, that the custodian so appointed shall in no event be the Depositor or the Master Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor or the Master Servicer. The Trustee hereby appoints ___________________ as the initial Custodian.

          (d) The Custodian shall afford the Depositor, the Certificate Insurer and the Master Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable request and during normal business hours at the offices of the Custodian.

          Section 2.03 DELIVERY OF MORTGAGE LOAN DOCUMENTS AND CERTIFICATE INSURANCE POLICY. (a) In connection with each conveyance pursuant to Section
2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Trustee on or before the Closing Date, the Certificate Insurance Policy, the Mortgage Loan Schedule and each of the following documents for each Mortgage Loan sold by the Originator to the Depositor and sold by the Depositor to the Trust Fund:

          (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of, without recourse" and signed in the name of the Originator by an authorized officer;

          (ii) The original Mortgage with evidence of recording indicated thereon;

          (iii) An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located, such assignment to be in blank and signed in the name of the Originator by an authorized officer;

          (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

          (v) Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements;

          (vi) The original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

          (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan;

          PROVIDED, HOWEVER, that as to certain Mortgages or assignments thereof which have been delivered or are being delivered to recording offices for recording and have not been returned to the Originator in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, the Depositor shall deliver to the Trustee a true copy thereof with a certification by the Originator on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation". The Originator will deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of the Depositor to the Trustee promptly after they are received, but in any event no later than 120 days after the Closing Date. The Depositor agrees, at its own expense, to record (or to provide the Trustee with evidence of recordation thereof) each assignment referred to in clause (iii) above promptly after the Closing Date in the appropriate public office for real property records, provided that such assignments are redelivered by the Trustee to the Originator upon the Originator's written request and at the Originator's expense, unless the Originator (at its expense) furnishes to the Trustee, the Certificate Insurer and the Rating Agencies an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Originator.

          Within a period of 14 days from the Closing Date, the Trustee shall complete the endorsement of each Mortgage Note such that the final endorsement appears in the following form:

          "Pay to the order of ___________ as Trustee under that certain Pooling and Servicing Agreement dated as of ________, 199_, for JV Capital Trust, Residential Mortgage-Backed
          Certificates, Series 199_-_, without recourse."

          Within a period of 14 days from the Closing Date, the Trustee shall also complete the endorsement of each Assignment of Mortgage and Assignment of Leases, if any, such that the final Assignment of Mortgage appears in the following form:

          __________________, as Trustee under that certain Pooling and Servicing Agreement dated as of _______, 199__, for _______________, JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_."

          (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Depositor to the Trustee. In acting as custodian of any such original document, the Master Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files.

          Section 2.04 ACCEPTANCE BY TRUSTEE OF THE TRUST FUND; CERTAIN SUBSTITUTIONS; CERTIFICATION BY TRUSTEE. (a) The Trustee agrees to execute and deliver to the Depositor, the Certificate Insurer, the Master Servicer and the Originator on or prior to the Closing Date an acknowledgment of receipt of the Certificate Insurance Policy and, with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Mortgage File within 45 Business Days after the Closing Date (with respect to the Mortgage Loans), and to deliver to the Originator, the Master Servicer, the Depositor and the Certificate Insurer a certification in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the

Mortgagor), appears regular on its face and relates to such Mortgage Loan, and
(iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i), (ii), (v), (vi), (x), (xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          By _________, 199_, the Trustee shall deliver (or cause to be delivered) to the Master Servicer, the Originator, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to
Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in (i), (ii), (v), (vi), (x),
(xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date.

          (b) If the Certificate Insurer or the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Master Servicer, the Originator, the Certificate Insurer and the Trustee. In performing any such review, the Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clause
(ii) of the paragraph directly above. The Trustee shall request that the Originator cure any such defect within 60 days from the date on which the Originator was notified of such defect, and if the Originator does not cure such defect in all material respects during such period, request that the Originator
(i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or
(ii) purchase such Mortgage Loan on the next succeeding Remittance Date (but not later than 90 days after the discovery of such defect) at a purchase price equal to the actual stated principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such principal balance computed at the Mortgage Interest Rate, plus the amount of any unpaid Master Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection

Account on the same Business Day, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan (the "Loan Repurchase Price"). It is understood and agreed that the obligation of the Originator to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Originator as provided in Section 2.05 of the Purchase Agreement. For purposes of calculating the amount the Master Servicer is required to remit on the Remittance Date following such repurchase or substitution, any Loan Repurchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Due Period preceding such Remittance Date.

          (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account (which certification shall be in the form of Exhibit H hereto), the Trustee shall release to the Master Servicer for release to the Originator the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Originator as may be necessary to transfer such Mortgage Loan to the Originator. The Trustee shall notify the Certificate Insurer if the Originator fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

          Section 2.05 EXECUTION OF CERTIFICATES. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files relating thereto to it and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

          Section 2.06 FURTHER ACTION EVIDENCING ASSIGNMENTS. (a) The Depositor agrees that, from time to time, at the Originator's expense, the Depositor shall cause the Originator promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Master Servicer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Fund or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Depositor will, upon the request of the Master Servicer or of the Trustee execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

          (b) The Depositor hereby grants to the Master Servicer and the Trustee powers of attorney to execute all documents on its behalf under this Agreement and the Purchase Agreement as may be necessary or desirable to effectuate the foregoing.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          Section 3.01 REPRESENTATIONS OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Trustee, the Depositor, the Certificate Insurer and the Certificateholders as of the Closing Date:

          (a) The Master Servicer is a ________ corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations under the terms of this Agreement; the Master Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Master Servicer; and all requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms;

          (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, or impair the ability of the Trustee (or the Master Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

          (c) The Master Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA and FHLMC;

          (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement;

          (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the Mortgage

     Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date; and

          (f) Neither this Agreement nor any statement, report or other document furnished by the Master Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact regarding the Master Servicer or omits to state a material fact necessary to make the statements regarding the Master Servicer contained herein or therein not misleading.

          It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

          Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR. The Depositor hereby represents, warrants and covenants to the Trustee, the Certificateholders and the Certificate Insurer that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Depositor is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Depositor has the requisite power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite action having been taken, and, assuming the due authorization, execution and delivery hereof by the Master Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans; (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

          (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

          Section 3.03 PURCHASE AND SUBSTITUTION. (a) It is understood and agreed that the representations and warranties set forth in Sections ____ and ____ of the Purchase Agreement shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Purchase Agreement, with respect to any representation or warranty contained in Sections ____ and ____ of the Purchase Agreement that is made to the best of the Depositor's knowledge, if it is discovered by the Master Servicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Depositor's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Depositor, the Master Servicer, the Trustee or the Certificate Insurer of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders or the Certificate Insurer, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originator's best knowledge), the party discovering such breach shall give prompt written notice to the others. Subject to the last paragraph of this
Section 3.03, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, pursuant to the Purchase Agreement, the Depositor shall be required to (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan on the next succeeding Remittance Date, in the manner and at the price specified in Section 2.04(b), or
(c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee and the

Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Pursuant to the Purchase Agreement, any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the Collection Account.

          (b) As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Depositor shall be required pursuant to the Purchase Agreement to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.03(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

          (c) The Master Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Master Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

          (d) It is understood and agreed that the obligations of the Originator set forth in Sections ____ and ____ of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections ____ and ____ constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Originator set forth in Sections ____ and ____ of the Purchase Agreement. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Originator as provided in Section 3.04 of the Purchase Agreement. The Trustee shall give prompt written notice to the Certificate Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.04(b).

          (e) Upon discovery by the Master Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within five days of the discovery) give written notice thereof to the other parties. In connection therewith, pursuant to the Purchase Agreement, the Depositor shall be required to repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Depositor's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section ____ or ____ of the Purchase Agreement. The Trustee shall reconvey to the Depositor the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section ____ or ____ of the Purchase Agreement.

                                  ARTICLE IV

                                THE CERTIFICATES

          Section 4.01 THE CERTIFICATES. The Certificates shall be substantially in the forms annexed hereto as Exhibits B-1 and B-2. The Certificates shall be issued in Authorized Denominations only. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

          Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Certificate Insurer shall be entitled to inspect and verify the Certificate Register and the records of the Trustee relating to the Certificates during normal business hours upon reasonable notice.

          (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

          (e) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate of such Class with a denomination equal to the Original Security Balance of such Class. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to

Class A Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Master Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Master Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest,
(ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

          (f) In the event that (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Depositor or the Depository is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Depositor.

          (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

          (h) Except as provided in Section 4.02(i), no transfer, sale, pledge or other disposition of a Class B or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B or Class R Certificate is to be made under this Section 4.02(h), (i) the Depositor may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and
(ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit O hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit P hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (i) Transfers of Certificates may be made in accordance with this
Section 4.02(i) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit Q attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(h) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(i) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (j) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (8) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (1) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (2) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit I from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed provisions of this Section 4.02(j) and agrees to be bound by them.

          (3) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (2) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (4) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

          (5) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization. Transfers of the Class R Certificates to Disqualified Non-United States Persons and Disqualified Organizations are prohibited.

          (6) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Depositor upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section
4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (k) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

          (l) No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Class R Certificate provides the Master Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Master Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Master Servicer shall require the prospective transferee of any Class R Certificate to certify in the form of Exhibit O or Exhibit Q that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

          (m) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be canceled by the Trustee.

          Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this
Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

          Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of
Section 4.02 and Article X, the Master Servicer, the Depositor, the Certificate Insurer and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Master Servicer, the Depositor, the Certificate Insurer and the Trustee shall not be affected by notice to the contrary.

                                   ARTICLE V

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

          Section 5.01 APPOINTMENT OF THE MASTER SERVICER. (a) ________ agrees to act as the Master Servicer and to perform all servicing duties under this Agreement subject to the terms hereof.

          (b) The Master Servicer shall master service and administer the Mortgage Loans on behalf of the Trustee and shall have full power and authority, acting alone or through one or more Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall execute for the Master Servicer any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

          In servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Master Servicer pursuant to this Agreement.

          Costs incurred by the Master Servicer in effectuating the timely payment of taxes and assessments on the property securing a Mortgage Note and foreclosure costs may be added by the Master Servicer to the amount owing under such Mortgage Note where the terms of such Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note and Mortgage Loan, the Monthly Payments on the Mortgage Note and Mortgage Loan or distributions to be made to Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04.

          (c) Subject to Section 5.12, the Master Servicer is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, the Trustee shall execute any powers of attorney furnished to the Trustee by the Master Servicer and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

          (d) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.24, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 5.24, the Trustee or its designee approved by the Certificate Insurer (which approval shall not be unreasonably withheld) shall assume all of the rights and obligations of the Master Servicer, subject to Section 7.02 hereof. The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

          (e) If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-Off Date, then the Master Servicer, in such capacity, may consent to the refinancing of such senior lien; provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

          (f) The Master Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

          Section 5.02   [Reserved]

          Section 5.03 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any applicable primary mortgage insurance policy, follow such collection procedures as shall constitute Accepted Servicing Practices. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. Any provision of this agreement to the contrary notwithstanding, the Master Servicer shall not agree to the modification or waiver of any provision of a Mortgage Loan at a time when such Mortgage Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under Section 1001 of the Code, unless such exchange would not be considered a "prohibited transaction" under the REMIC Provisions.

          The Master Servicer shall establish and maintain in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall be established and maintained as an Eligible Account.

          The Master Servicer shall deposit in the Collection Account (i) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date, with respect to the Mortgage Loans, (ii) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date on or before the Cut-off Date (except for any interest accrued prior to the Cut-off Date and except for any principal received by the Depositor prior to the Cut-off Date the receipt of which is reflected on the Mortgage Loan Schedule) and (iii) thereafter, on a daily basis within two Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it (other than any amounts in respect of principal of or interest on the Mortgage Loans which, under clauses
(i) and (ii) above, are not required to be deposited in the Collection Account):

          (i) all payments received after the Cut-off Date on account of principal on the Mortgage Loans and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date;

          (ii) all payments received after the Cut-off Date on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date;

          (iii) all Net Liquidation Proceeds;

          (iv)  all Insurance Proceeds;

          (v)   all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

          (vii) any amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.04(b), 2.04(c), 3.03(a), 3.03(c), 5.06, 5.07
     and 5.18 of this Agreement;

provided, however, that the Master Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Master Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Master Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein; provided, further, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the rate used to determine the Master Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Master Servicing Fee with respect to such Mortgage Loan. All other amounts shall be deposited in the Collection Account not later than the second Business Day following the day of receipt and posting by the Master Servicer.

          The Master Servicer may invest the funds in the Collection Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer has obtained an Opinion of Counsel (at the Master Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the last paragraph of Section 5.14 and payments in the nature of prepayment charges, late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Master Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders until disbursed in accordance with Section 6.01 or withdrawn in accordance with Section 5.04.

          (b) Prior to the time of their required deposit in the Collection Account, all amounts required to be deposited therein may be deposited in an account in the name of Master Servicer, provided that such account is an Eligible Account. All such funds shall be held by the Master Servicer in trust for the benefit of the Certificateholders and the Certificate Insurer pursuant to the terms hereof.

          (c) The Collection Account may, upon written notice by the Trustee to the Certificate Insurer, be transferred to a different depository so long as such transfer is to an Eligible Account.

          Section 5.04 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Master Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

          (a) to reimburse itself for any accrued unpaid Master Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances. The Master Servicer's right to reimbursement for unpaid Master Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Periodic Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans;

               (b) to reimburse itself for any Periodic Advances or Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

               (c) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

               (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

               (e) to pay itself Servicing Compensation pursuant to Section 5.14 hereof to the extent not retained or paid pursuant to Section 5.03, 5.04 or 5.14;

               (f) to pay to the Depositor with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 8.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

               (g) to pay to the Depositor with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date;

               (h) to make deposits to the Distribution Accounts (which shall include the Trustee Fee) in the amounts and in the manner provided for herein;

               (i) to pay itself any interest earned on or investment income earned with respect to funds in the Collection Account;

               (j) to reimburse itself or the Depositor pursuant to Section 11.01; and

               (k) to clear and terminate the Collection Account upon the termination of this Agreement.

               The Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

               Section 5.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES. With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting casualty insurance coverage.

               With respect to each Mortgage Loan as to which the Master Servicer maintains escrow accounts, the Master Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Master Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Master Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

          Section 5.06 MAINTENANCE OF CASUALTY INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (at the expense of the borrower or, if required by the terms of the Mortgage Loan and not paid for by the borrower, at the expense of the Trust Fund) a casualty insurance policy with extended coverage issued by a generally acceptable insurer in an amount which is not less than the full insurable value of the Mortgaged Property securing such Mortgage Loan or the unpaid principal balance of such Mortgage Loan, whichever is less; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. If, upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained (at the expense of the borrower or, if required by the terms of the Mortgage Loan and not paid for by the borrower, at the expense of the Trust
Fund) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the unpaid principal balance of the Mortgage Loan, (ii) the full insurable value and (iii) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended. The Master Servicer shall also maintain similar fire insurance coverage and, if applicable, flood insurance on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Mortgage Loan at the time of such foreclosure or grant of deed in lieu of foreclosure; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. It is understood and agreed that such insurance shall be with insurers approved by the Master Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Pursuant to Section 5.03, any amounts collected by the Master Servicer under any insurance policies maintained pursuant to this Section 5.06 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices) shall be deposited into the Collection Account, subject to withdrawal pursuant to
Section 5.04 unless such insurance was not required by the terms of the Mortgage Loan. Any cost incurred by the Master Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note or Mortgage Loan, the Monthly

Payments on the Mortgage Note or the distributions to be made to the Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04. In the event that the Master Servicer shall obtain and maintain a blanket policy issued by an insurer that is acceptable to FNMA or FHLMC, insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation as set forth in the first sentence of this Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related mortgaged or acquired property an insurance policy complying with the first sentence of this Section 5.06 and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 5.07 MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY. In the event that the Master Servicer shall obtain and maintain a blanket policy (the "Mortgage Impairment Insurance Policy") with an insurer either (i) having a General Policy rating of A:VIII or better in Best's Key Rating Guide or (ii) approved in writing by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.06, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.06, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.06, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.06 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer, the Trustee or any Certificateholder, the Master Servicer shall cause to be delivered to the Certificate Insurer, the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

     Section 5.08 FIDELITY BOND; ERRORS AND OMISSIONS POLICY. (a) The Master Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy (an "Errors and Omissions Policy"), in a minimum amount acceptable to FNMA or FHLMC or, if _______ is the Master Servicer or if the Trustee is the successor Master Servicer, in an amount generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

     (b) The Master Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such a Fidelity Bond and Errors and Omissions Policy and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Master Servicer. Any such Fidelity Bond and Errors and Omissions Policy shall not be cancelled or modified in a materially adverse manner without 10 days prior written notice to the Certificate Insurer.

     Section 5.09 COLLECTION OF TAXES, ASSESSMENTS AND OTHER ITEMS; SERVICING ACCOUNT. In addition to the Collection Account, the Master Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Master Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund. The Master Servicer shall advance the payments referred to in the first sentence of this
Section 5.09 that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or otherwise.

     Section 5.10 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION; ADDITIONAL INFORMATION. The Trustee shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with the foregoing shall be reimbursed pursuant to
Section 9.05 and shall not be paid by the Trust Fund.

     The Master Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

     Section 5.11 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. In any case in which a Mortgaged Property is about to be conveyed by the Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable thereon) and the Master Servicer has knowledge of such prospective conveyance, the Master Servicer shall effect assumptions in accordance with the terms of any due-on-sale provision contained in the related Mortgage Note or Mortgage. The Master Servicer shall enforce any due-on-sale provision contained in such Mortgage Note or Mortgage to the extent the requirements thereunder for an assumption of the Mortgage Loan have not been satisfied to the extent permitted under the terms of the related Mortgage Note, unless such provision is not exercisable under applicable law and governmental regulations or in the Master Servicer's judgment, such exercise is reasonably likely to result in legal action by the Mortgagor, or such conveyance is in connection with a permitted assumption of the related Mortgage Loan. Subject to the foregoing, the Master Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized, to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. In connection with such assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual for mortgage loans similar to the Mortgage Loans and as it applies to mortgage loans owned solely by it. The Master Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate of the related Mortgage Note, the payment terms and other material terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the property subject to the Mortgage or any assumption of a Mortgage Loan by operation of law which the Master Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Master Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor.

     Section 5.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS. (a) Except as provided in the last two paragraphs of this Section 5.12(a), the Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.03. In connection with such foreclosure or other conversion, the Master Servicer shall follow Accepted Servicing Practices. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and
(ii) such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawal from the Collection Account pursuant to Section 5.04) or otherwise. The Master Servicer shall be entitled to reimbursement of the Master Servicing Fee and other amounts due it, if any, to the extent, but only to the extent, that withdrawals from the Collection Account with respect thereto are permitted under Section 5.04.

     The Master Servicer may foreclose against the Mortgaged Property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be issued to the Master Servicer on behalf of the Trustee in the name of the Trustee on behalf of the Certificateholders. The Master Servicer shall administer the REO Property so that it qualifies at all times as "foreclosure property," within the meaning of Section 860G(a)(8) of the Code, and shall not permit any income to be earned with respect thereto that is "net income from foreclosure property" within the meaning of Section 860G(d) of the Code or "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be a Mortgage Loan held in the Trust Fund until such time as the related Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan:

     (i) It shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds received in any month pursuant to the succeeding clause.

     (ii) Net REO Proceeds received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then Unpaid REO Amortization, the excess shall be treated as a Curtailment received in respect of such Mortgage Loan.

     (iii) Only that portion of Net REO Proceeds allocable to interest that bears the same relationship to the total amount of Net REO Proceeds allocable to interest as the rate of the Master Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Master Servicing Fee with respect thereto.

     In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or reasonably foreseeable default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust Fund within three years after its acquisition by the Trust Fund unless (a) the Master Servicer shall have provided to the Trustee an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to three years after its acquisition (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not cause the Trust Fund to be subject to the tax on prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, or
(b) the Master Servicer (at the Trust Fund's expense) shall have applied for, at least 60 days prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. The Master Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code with respect to such property.

     Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

     In lieu of foreclosing upon any defaulted Mortgage Loan, the Master Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Master Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Master Servicer's underwriting guidelines with respect to mortgage loans owned by the Master Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption agreement will be retained by the Master Servicer as servicing compensation. Alternatively, the Master Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

          Notwithstanding the foregoing, prior to instituting foreclosure proceedings or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Master Servicer shall make, or cause to be made, inspection of the Mortgaged Property in accordance with the Accepted Servicing Practices and, with respect to environmental hazards, such procedures are as required by the provisions of the FNMA's selling and servicing guide applicable to single-family homes and in effect on the date hereof. The Master Servicer shall be entitled to rely upon the results of any such inspection made by others. In cases where the inspection reveals that such Mortgaged Property is potentially contaminated with or affected by hazardous wastes or hazardous substances, the Master Servicer shall promptly give written notice of such fact to the Certificate Insurer, the Trustee and each Class A Certificateholder. The Master Servicer shall not commence foreclosure proceedings or accept a deed-in-lieu of foreclosure for Mortgaged Property with respect to this paragraph without obtaining the written consent of the Certificate Insurer.

     (b) Promptly after the Closing Date, the Master Servicer shall, with respect to each Mortgage Loan for which the Mortgage provides a second lien on the related Mortgaged Property, cause to be recorded in the appropriate public office for real property records, where permitted by applicable law and where applicable law does not require that a second mortgagee be named as a party defendant in foreclosure or comparable proceedings in order to foreclose or otherwise preempt such mortgagee's equity of redemption, a request for notice of any action by or on behalf of any mortgagee under a Senior Mortgage Loan. The Master Servicer also shall promptly provide written notice to each mortgagee under a Senior Mortgage Loan of the existence of the related Mortgage Loan and request notification of any action taken or to be taken against the related Mortgagor or Mortgaged Property by or on behalf of such mortgagee in respect of such Senior Mortgage Loan.

     (c) Upon becoming aware that a Senior Mortgage Loan has come into default or of any action that the related mortgagee has taken or may take in respect thereof, the Master Servicer shall, consistent with the REMIC Provisions, take such actions as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by Accepted Servicing Practices. The Master Servicer, however, shall not be required to expend its own funds in connection therewith unless it shall determine that such expense will be recoverable to it. All such expenses shall be included as Liquidation Expenses pursuant to the definition thereof, and shall be reimbursable from the related Liquidation Proceeds in accordance with
Section 5.04.

     Section 5.13 TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee in the form of a Request for Release in the form attached hereto as Exhibit H (which request shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.03 have been or shall be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such Request for Release, the Trustee, or the Custodian on its behalf, shall promptly release the related Mortgage File to the Master Servicer. Upon any such payment in full, the Master Servicer is authorized to give, as agent for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In connection therewith, the Trustee shall execute and return to the Master Servicer any required power of attorney provided to the Trustee by the Master Servicer and other required documentation in accordance with Section 5.01(c). From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release signed by a Servicing Officer, release, or cause the Custodian to release, the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to the Request for Release hereinabove specified, the Mortgage File shall be delivered by the to the Master Servicer.

     Section 5.14 MASTER SERVICING FEE; MASTER SERVICING COMPENSATION. The Master Servicer shall be entitled, at its election, either (a) to pay itself the Master Servicing Fee out of any Mortgagor payment on account of interest or Net REO Proceeds prior to the deposit of such payment in the Collection Account or
(b) to withdraw from the Collection Account such Master Servicing Fee pursuant to Section 5.04. The Master Servicer shall also be entitled, at its election, either (a) to pay itself the Master Servicing Fee in respect of each delinquent Mortgage Loan out of Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 5.03(a) to withdraw from the Collection Account the Master Servicing Fee in respect of each such Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 5.04(a).

          Master Servicing compensation in the form of Net Foreclosure Profits, prepayment penalties, assumption fees, late payment charges, tax service fees, fees for statement of account or payoff of the Mortgage Loan (to the extent permitted by applicable law) or otherwise shall be retained by the Master Servicer and are not required to be deposited in the Collection Account. The aggregate Master Servicing Fee is reserved for the administration of the Trust Fund and, in the event of replacement of the Master Servicer as master servicer of the Mortgage Loans, for the payment of other expenses related to such replacement. The aggregate Master Servicing Fee shall be offset as provided in
Section 5.20. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 5.15 REPORTS TO THE TRUSTEE AND THE DEPOSITOR; COLLECTION ACCOUNT STATEMENTS. Not later than 15 days after each Distribution Date, the Master Servicer shall provide to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, stating that all distributions required by this Agreement to be made by the Master Servicer on behalf of the Trustee have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 6.01(c). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

     Section 5.16 ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer will deliver to the Trustee, the Certificate Insurer and the Rating Agencies on or before

________ each year, beginning with _____, 199_, an Officers' Certificate stating as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officers' Certificate shall be accompanied by the statement described in Section
5.17 of this Agreement. Copies of such statement shall, upon request, be provided to any Certificateholder by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies.

     Section 5.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before _________ of every year, beginning with _______, 199_, the Master Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Trustee, the Certificate Insurer and the Rating Agencies to the effect that, on the basis of an examination of certain documents and records relating to the servicing of the mortgage loans being serviced by the Master Servicer under pooling and servicing agreements similar to this Agreement, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with this Agreement. Copies of such statement shall, upon request, be provided to Certificateholders by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies. For purposes of such statement, such firm may conclusively presume that any pooling and servicing agreement which governs mortgage pass-through certificates offered by the Depositor (or any predecessor or successor thereto) in a registration statement under the Securities Act of 1933, as amended, is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise.

     Section 5.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. The Depositor, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee and the Certificate Insurer), but shall not be obligated, to purchase for its own account from the Trust Fund (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable and (ii) any Mortgage Loan as to which the Originator has breached a representation or warranty to JVMC regarding the characteristics of such Mortgage Loan. Any such purchase shall be in the manner and at the price specified in Section 2.04(b); provided, however, that the aggregate Principal Balances of the Mortgage Loan as of the Cut-Off Date repurchased pursuant to this provision shall not exceed [____]% of the Pool Principal Balance of the Mortgage Loans as of the Cut-off Date. The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such

Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.19 REPORTS TO BE PROVIDED BY THE MASTER SERVICER. The Master Servicer agrees to make available on a reasonable basis to the Certificate Insurer a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Master Servicer or the financial statements of the Master Servicer and to permit the Certificate Insurer to inspect the Master Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer that the Master Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

     Section 5.20 ADJUSTMENT OF MASTER SERVICING COMPENSATION IN RESPECT OF PREPAID MORTGAGE LOANS. The aggregate amount of the Master Servicing Fees that the Master Servicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Prepayment Interest Shortfall with respect to all Mortgage Loans which were subjects of Principal Prepayments in Full or Curtailments during the month preceding the month of such Distribution Date. The amount of any offset against the aggregate Master Servicing Fee with respect to any Distribution Date under this Section 5.20 shall be limited to the aggregate amount of the Master Servicing Fees otherwise payable to the Master Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to (i) scheduled payments having the Due Date occurring in the month of such Distribution Date received by the Master Servicer prior to the Remittance Date, and (ii) Principal Prepayments in Full, Curtailments and Liquidation Proceeds received in the month preceding the month in which such Distribution Date occurs, and the rights of the Certificateholders to the offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

     Section 5.21 PERIODIC ADVANCES. If, on any Remittance Date, the Master Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Remittance Date have not been received as of the close of business on the Business Day preceding such Remittance Date, the Master Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Master Servicer shall, on the Remittance Date, deliver in a computer-readable form (including electronic transmission) to the Trustee indicating the payment status of each Mortgage Loan as of the Business Day prior to such Remittance Date. The Master Servicer shall include in the amount to be deposited in the related Certificate Account on such Remittance Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the related Certificate Account on or before the Business Day preceding any such future Remittance Date to the extent that funds in the related Certificate Account on such Remittance Date shall be less than payments to Certificateholders required to be made on such date.

     The Master Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 5.04.

     Section 5.22 THIRD PARTY CLAIMS. The Trustee shall reimburse the Depositor from amounts otherwise distributable on the Class R Certificates for all amounts advanced by the Depositor pursuant to the second sentence of Section 4.03(a)(ii) of the Purchase Agreement except when the relevant claim relates directly to the failure of the Depositor to perform its duties in compliance with the terms of the Purchase Agreement.

     Section 5.23 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE MASTER SERVICER. (a) The Master Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

     (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of at least $15,000,000, and in all events shall be the successor of the Master Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

     Section 5.24 ASSIGNMENT OF AGREEMENT BY MASTER SERVICER; MASTER SERVICER NOT TO RESIGN. The Master Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Certificate Insurer and the Trustee or upon the determination that the Master Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Master Servicer without incurring, in the reasonable judgment of the Certificate Insurer, unreasonable expense. Any such determination that the Master Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Master Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Master Servicer) to such effect delivered to the Trustee, the Depositor and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Master Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Master Servicer shall provide the Trustee, the Rating Agencies and the Certificate Insurer with 30 days prior written notice of its intention to resign pursuant to this Section 5.24.

     Section 5.25 INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER. The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

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

                                   ARTICLE VI

                           DISTRIBUTIONS AND PAYMENTS

     Section 6.01 ESTABLISHMENT OF DISTRIBUTION ACCOUNTS; DEPOSITS TO THE DISTRIBUTION ACCOUNTS. (a) The Trustee shall establish and maintain a Distribution Account which shall be titled "Distribution Account, _____________________, as trustee for the registered holders of JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_, Class A, Class B and Class R" which shall be an Eligible Account.

     (b) The Master Servicer may direct the Trustee in writing to invest the funds in the Distribution Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer has delivered to the Trustee an Opinion of Counsel (at the Master Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the related Distribution Account by the Master Servicer out of its own funds immediately as realized.

     (c) On each Determination Date, the Master Servicer shall cause to be deposited in the Distribution Account, from funds on deposit in the Collection Account, an amount equal to the Available Distribution Amount.

     Section 6.02   PERMITTED WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT.  The
                    ---------------------------------------------------
Trustee shall withdraw or cause to be withdrawn funds from the Distribution Account for the following purposes:

     (a) to effect the distributions described in Section 6.05;

     (b) to pay to the Depositor with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;

     (c) to pay the Master Servicer any interest earned on or investment income earned with respect to funds in the Distribution Accounts;

     (d) to return to the Collection Account any amount deposited in the Distribution Account that was not required to be deposited therein;

     (e) to make reimbursements to itself in accordance with Section 9.05;
   and

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

          (f) to clear and terminate the Distribution Accounts upon termination of any of the Trust Fund pursuant to Article VIII.

          The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Account pursuant to each of subclauses (a) through (f) listed above.

          Section 6.03 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Master Servicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, as part of the Trust Fund and shall apply it as provided in this Agreement.

          Section 6.04 THE CERTIFICATE INSURANCE POLICY. (a) Within two Business Days after each Determination Date the Trustee shall determine with respect to the immediately following Distribution Date the amount to be on deposit in the Distribution Account on such Distribution Date as a result of the Master Servicer's remittance of the Available Distribution Amount on the related Determination Date plus any amounts on deposit in the Reserve Fund available to pay amounts pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation, and not including the amount of any Insured Payment which is required to be deposited in the Distribution Account for such Distribution Date.

          (b) If on any Distribution Date there is a Distribution Account Shortfall, the Trustee shall complete a Notice in the form of Exhibit A to the related Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second Policy Business Day preceding such Distribution Date as a claim for an Insured Payment in an amount equal to such Distribution Account Shortfall.

          (c) The Trustee shall establish a separate Eligible Account for the benefit of Holders of the Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit upon receipt any amount paid under the Certificate Insurance Policy in the Certificate Insurance Payments Account and distribute such amount only for purposes of payment to Certificateholders of the Insured Distribution Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay the Insured Distribution Amount shall be transferred by the Trustee from the Certificate Insurance Payments Account to the Certificate Account on the related Distribution Date and disbursed by the Trustee to Certificateholders in accordance with Section 6.05. It shall not be necessary for payments made under the Certificate Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section 6.05. However, the amount of any payment of principal or of interest on the Certificates to be paid from funds transferred from the Certificate Insurance Payments Account shall be noted as provided in paragraph (d) below. Funds held in the Certificate Insurance Payments Account shall not be invested. Any funds remaining in the Certificate Insurance Payments Account on the first Policy Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Policy Business Day.

          (d) The Trustee Remittance Report shall indicate the amount of interest and principal paid in respect of the Class A Certificates from moneys received under the Certificate Insurance Policy.

          (e) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Payment has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to Certificateholders of the affected Certificates that, in the event any Certificateholder's Insured Payment is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or the Certificate Insurer's fiscal agent, if any, and the Trustee shall furnish to the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from Certificateholders, and dates on which such payments were made.

          (f) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Certificateholder, by its purchase of Certificates, the Master Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Master Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          Section 6.05 DISTRIBUTIONS. (a) No later than 12:00 noon New York time on each Determination Date, the Master Servicer shall deliver to the Trustee a report in computer-readable form (including electronic transmission, provided that a portion of such report relating to certain delinquency information may be delivered in hard copy form rather than computer-readable form) containing such information as to each Mortgage Loan as of such date and such other information as the Trustee shall reasonably require.

          (b) On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and order of priority (the "Available Distribution Amount Allocation"):

             (i) to the Class A Certificateholders, the Class A Interest Distribution Amount;

             (ii) to the Class A Certificateholders, the Class A Formula Principal Distribution Amount, until the Principal Balance of the Class A Certificates has been reduced to zero;

             (iii)  to the Certificate Insurer, the Premium Amount;

             (iv)   to the Certificate Insurer, the Unreimbursed Insurer
     Amounts;

             (v) to the Reserve Fund, an amount up to the lesser of (a) the Required Deposit and (b) the Formula Excess Interest Amount;

             (vi) to the Class B Certificateholders, the Class B Interest Distribution Amount;

             (vii) to the Class A Certificateholders, the Unrecovered Principal Amounts, if any, for such Distribution Date and all prior Distribution Date that have not previously been distributed pursuant to this clause until the Principal Balance of the Class A Certificates is reduced to zero;

             (viii) to the Class B Certificateholders, the Class B Formula Principal Distribution Amount, until the Principal Balance of the Class B Certificates is reduced to zero;

             (ix) to the Class B Certificateholders, the Class B Loss Amounts not previously distributed pursuant to this clause; and

             (x)    any remaining amount to the Class R Certificateholders.

          Section 6.06 INVESTMENT OF ACCOUNTS. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account (other than the Certificate Insurance Payments Account) held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Master Servicer (with respect to the Distribution Accounts) or the Depositor (with respect to the Pre-Funding Account and the Interest Coverage Accounts) in one or more Permitted Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Master Servicer does not provide investment directions, the Trustee shall invest all Accounts in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

          (b) Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection
(b) of this Section 6.06).

          (c) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in any Account (excluding the Reserve Fund) shall be for the benefit of the Master Servicer as servicing compensation (in addition to the Master Servicing Fee). The Master Servicer shall deposit in each Account (excluding the Reserve Fund the amount of any loss incurred in respect of any Permitted Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds.

          Section 6.07 REPORTS BY TRUSTEE. (a) On each Distribution Date the Trustee shall provide to each Holder, to the Master Servicer, to the Certificate Insurer, to the Underwriters, to the Depositor and to the Rating Agencies a written report (the "Trustee Remittance Report"), setting forth information including, without limitation, the following information:

             (i) the amount of the distribution with respect to the Class A Certificates, the Class B and Class R Certificates;

             (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein;

             (iii) the amount of such distributions allocable to interest and the calculation thereof;

             (iv) the Certificate Balance of the Class A Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

             (v) the amount of any Insured Payment included in the amounts distributed to the Class A Certificateholders on such Distribution Date;

             (vi) the Certificate Balance of the Class B Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

             (vii) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such distribution;

             (viii) the amounts, if any, of any Liquidation Loan Losses for the related Due Period and the cumulative amount of Liquidated Loan Losses from the Closing Date;

             (ix) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased pursuant to Section 5.18 for the related Distribution Date and since the closing date the cumulative number and Principal Balance of Mortgage Loans purchased pursuant to Section 5.18.

          (x) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections
     3.03 and 2.04 for the related Distribution Date and, since the Closing Date, the cumulative number and Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04;

          (xi) the amount of any Reserve Fund payment included in the amount distributed to the Class A Certificateholder on such Distribution Date;

          (xii)  the amount on deposit in the Reserve Fund;

          Items (i), (ii) and (iii) above shall, with respect to the Class A and Class B Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year. Such information shall be deemed to have been furnished if provided pursuant to the requirements of the Code from time to time in force.

          (b) All distributions made to the Class A Certificates, the Class B Certificates and the Class R Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if, in the case of a Class A or Class B Certificateholder, such Certificateholder shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

          (c) In addition, on each Distribution Date the Trustee will distribute to each Holder, to the Certificate Insurer, to the Master Servicer, to the Depositor and to the Rating Agencies, together with the information described in subsection (a) preceding, the following information with respect to the Mortgage Loans as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Master Servicer and furnished to the Trustee for such purpose on or prior to the related Determination Date:

             (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number and aggregate principal balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

             (ii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

             (iii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

             (iv) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and
     (i)(C);

             (v) the weighted average Mortgage Interest Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

             (vi) the weighted average remaining term to stated maturity of all Mortgage Loans; and

             (vii)  the book value of any REO Property.

          Section 6.08 ADDITIONAL REPORTS BY TRUSTEE. (a) The Trustee shall report to the Depositor, the Master Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Depositor, the Master Servicer or the Certificate Insurer may from time to time request in writing.

          (b) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer with respect to its actual knowledge, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in the Purchase Agreement or in Section 3.01 or 3.02 hereof.

          Section 6.09 COMPENSATING INTEREST. Not later than the close of business on the third Business Day prior to the Distribution Date, the Master Servicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the related Certificate Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and Curtailments during the related Due Period and (b) its aggregate Master Servicing Fees payable in the related Due Period and shall not have the right to reimbursement therefor (the "Compensating Interest").

          Section 6.10 EFFECT OF PAYMENTS BY THE CERTIFICATE INSURER; SUBROGATION. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from the Trust Fund. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Class A Certificates, and (b) the Certificate Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

          Section 6.11 ALLOCATION OF LIQUIDATED LOAN LOSSES. Prior to each Distribution Date the Master Servicer shall determine the total amount of related Liquidated Loan Losses, if any, that occurred during the related Due Period with respect to the Loans. The amount of such Liquidated Loan Losses shall be evidenced by an Officer's Certificate to be delivered to the Trustee not later than the Remittance Date. On each Distribution Date, the principal portion of all Liquidated Loan Losses on the Mortgage Loans shall increase the Subordination Deficit in the manner described in this Agreement.

          Section 6.12   RESERVE FUND.   (a) No later than the Closing Date, the
Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Reserve Fund Account, ____________________ as trustee for the registered holders of JV Capital Trust Residential Mortgage Backed Certificates, Series 199__-__" (the "Reserve Fund"). Funds deposited in the Reserve Fund shall be held in trust by the Trustee for the Holders of the Class A Certificates and the Certificate Insurer for the uses and purposes set forth herein. The Trustee will invest funds deposited in the Reserve Fund in Permitted Investments of the kind described in clause (d) of the definition of Permitted Investments with a maturity date no later than the second Business Day preceding each Distribution Date.

          On each distribution Date, the Trustee will deposit into the Reserve Fund, the amount available from the application of clause (v) of the Available Distribution Amount Allocation. Subject to clause (b) below, the "Required Deposit" on any Distribution Date will equal (a) until the total amount deposited into the Reserve Fund through the application of clause

(v) of the Available Distribution Amount Allocation equals $_____, an amount equal to $_____ less the amounts deposited into the Reserve Fund through the application of clause (v) of the Available Distribution Amount Allocation on prior Distribution Dates or (b) once the total amount deposited into the Reserve Fund through the application of clause (v) of the Available Distribution Amount Allocation equals $____, the amount, if any, needed so that the amount in the Reserve Fund on the applicable Distribution Date equals $_____.

          (b) On each Distribution Date, the funds in the Reserve Fund will be applied by the Trustee in the following order of priority:

             (i) to make any required Periodic Advance that the Master Servicer fails to make;

             (ii) to the Class A Certificateholders, the difference, if any between (A) the sum of the Class A Interest Distribution Amount and the Class A Formula Principal Distribution Amount for such distribution Date and (B) the amounts distributed to the Class A Certificateholders pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation;

             (iii) to the Certificate Insurer, any Premium Amount not caused by the distribution pursuant to clause (iii) of the Available Distribution Amount Allocation; and

             (iv) to the Certificate Insurer, any unreimbursed Insurer Amounts not covered by the distribution pursuant to clause (iv) of the Available Distribution Amount Allocation.

          Notwithstanding any other provision in this Section 6.12, the aggregate amount distributed from the Reserve Fund pursuant to clause (ii) above over the life of the Trust Fund shall not exceed $____. If an aggregate of $_____ has been applied pursuant to clause (ii) above, then the Required Deposit will equal such amount as is necessary to reinstate the amount in the Reserve Fund one time up to $_____ from the application of clause (v) of the Available Distribution Amount Allocation. Amounts in the Reserve Fund shall only be applied pursuant to clause (i) above.

          (c) Collection of late Monthly Payments previously covered by a Periodic Advance from the Reserve Fund will be deposited into the Reserve Fund but only until the total amount in the Reserve Fund equals $_______.

          (d) Funds remaining in the Reserve Fund after the Certificate Balance of the Class A Certificates has been reduced to zero shall be distributed to the Holders of the Class R Certificates.

                                  ARTICLE VII


                                    DEFAULT

          Section 7.01 EVENTS OF DEFAULT. (a) "Event of Default", wherever used herein, means any one of the following events:

             (i) any failure by the Master Servicer to remit to the Trustee any payment, other than a Servicing Advance, required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for two Business Days after the earlier of (a) knowledge of the Master Servicer of such failure and (b) date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

             (ii) the failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days after the earlier of (a) knowledge of the Master Servicer of such failure and (b) date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

             (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section
     3.01 to be true and correct which continues unremedied for a period of 30 days (or 15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer, as the case may be, by the Depositor or the Trustee or to the Master Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

             (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

             (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property;

             (vi) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied the Trustee shall, but only at the direction of the Certificate Insurer or the Majority Certificateholders and with the prior written consent of the Certificate Insurer, by notice in writing to the Master Servicer and a Responsible Officer of the Trustee, and in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as master servicer. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, at the expense of the Master Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Master Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Master Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default.

          Section 7.02 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01, or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Master Servicer is removed as Master Servicer pursuant to Article VII, in which event the Trustee shall promptly notify the Rating Agencies, except as otherwise provided in Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any master servicer prior to it and including, without limitation, the obligations of the Master Servicer set forth in Sections 2.04 and 3.03. The Trustee, as successor master servicer, or any other successor master servicer shall be obligated to pay Compensating Interest pursuant to Section 6.09 in any event and to make advances pursuant to
Section 5.21 unless, and only to the extent the Trustee as successor master servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(b), 5.04(g) or 5.04(j), such determination to be evidenced by a certification of a Responsible Officer of the Trustee, as successor master servicer delivered to the Certificate Insurer.

          (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders with the consent of the Certificate Insurer or the Certificate Insurer so requests in writing to the Trustee, appoint, pursuant to the provisions set forth in paragraph (c) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.

          (c) In the event the Trustee is the successor master servicer, it shall be entitled to Master Servicing Compensation (including the Master Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 5.14 hereof as the Master Servicer. In the event the Trustee is unable or unwilling to act as successor master servicer, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the aggregate Master Servicing Fees hereunder as servicing compensation, together with the other Master Servicing Compensation. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor.

          (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, at the Master Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Master Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Master Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor master servicer. Neither the Trustee nor any other successor master servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer hereunder. No appointment of a successor to the Master Servicer hereunder shall be effective until the Trustee and the Certificate Insurer shall have consented in writing thereto, and written notice of such proposed appointment shall have been provided by the Trustee to the Certificate Insurer and to each Certificateholder. The Trustee shall not resign as master servicer until a successor master servicer reasonably acceptable to the Certificate Insurer has been appointed.

          (e) Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer pursuant to Section 5.14, together with other Master Servicing Compensation. The Master Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          Section 7.03 WAIVER OF DEFAULTS. The Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Master Servicer as master servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

          Section 7.04 MORTGAGE LOANS, TRUST FUND AND ACCOUNTS HELD FOR BENEFIT OF THE CERTIFICATE INSURER. (a) The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

          (b) The Master Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

                                 ARTICLE VIII


                                  TERMINATION

          Section 8.01 TERMINATION. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Master Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust Fund established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

          (b) In addition, subject to Section 8.02, the Master Servicer may, at its option and at its sole cost and expense, terminate this Agreement on any date on which the related Pool Principal Balance is less than 10% of the sum of
(x) the aggregate of the Principal Balances of the Mortgage Loans on the Cut-off Date plus (y) the aggregate of the Principal Balances of the Subsequent Mortgage Loans on their respective Subsequent Cut-off Dates, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the sum of (i) 100% of the Principal Balance of each such outstanding Mortgage Loan and each REO Property, (ii) the aggregate amount of accrued and unpaid interest on such Mortgage Loans through the related due period and 30 days' interest on such Mortgage Loans at a rate equal to the related Mortgage Interest Rate (net of the Master Servicing Fee) with respect to such Mortgage Loan, (iii) any unreimbursed amounts due to the Certificate Insurer under this Agreement or the Insurance Agreement, (iv) the amount of any unreimbursed Servicing Advances made by the Master Servicer with respect to the related Mortgage Loans and (v) any excess of the actual stated principal balance of each such Mortgage Loan and REO Property over the Principal Balance thereof, the aggregate amount of accrued and unpaid interest on such excess through the related due period and 30 days' interest on such excess at a rate equal to the related Mortgage Interest Rate with respect to each related Mortgage Loan. Any such purchase shall be accomplished by deposit into the Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Master Servicer for the amount of any unpaid Master Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to the related Mortgage Loans. No such termination is permitted without the prior written consent of the Certificate Insurer (i) if it would result in a draw on the Certificate Insurance Policy or (ii) unless the Master Servicer shall have delivered to the Certificate Insurer an opinion of counsel reasonably satisfactory to the Certificate Insurer stating that no amounts paid hereunder are subject to recapture as preferential transfers under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

          (c) If on any Distribution Date, the Master Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than funds in the related Distribution Account, the Master Servicer shall send a final distribution notice promptly to the related Certificateholders in accordance with paragraph (d) below.

          (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to the Certificateholders mailed during the month of such final distribution before the Distribution Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Master Servicer shall give such notice to the Trustee therein specified. The Master Servicer shall give such notice to the Trustee at the time such notice is given to the Certificateholders. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Master Servicer with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties in the Trust Fund as set forth above and when the aggregate Security Balance of the Certificates has been reduced to zero.

          (e) In the event that all Certificateholders do not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Master Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Class R Certificateholders for payment. Such funds shall remain uninvested.

          Section 8.02 ADDITIONAL TERMINATION REQUIREMENTS. (a) In the event that the Master Servicer exercises its purchase option with respect to the Trust Fund as provided in Section 8.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 8.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

             (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

             (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

             (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the REMIC shall terminate at that time.

          (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

          Section 8.03 ACCOUNTING UPON TERMINATION OF MASTER SERVICER. Upon termination of the Master Servicer, the Master Servicer shall, at its expense:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the funds in any Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all of the Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Master Servicer" under this Agreement.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

          Section 9.01 DUTIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Originator hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and will provide notice thereof to the Certificate Insurer.

          The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

          The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

             (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

             (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          Section 9.02 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

          (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by at least a 25% Percentage Interest of any Class of Class A Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

          (g) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (h) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

          Section 9.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Accounts or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 6.01.

          Section 9.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 9.05 PAYMENT OF TRUSTEE'S FEES. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

          The Master Servicer covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties hereunder.

          Section 9.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agencies rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 9.07 RESIGNATION AND REMOVAL OF THE TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Certificate Insurer, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall, with the written consent of the Certificate Insurer, promptly appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agencies in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Master Servicer, with the written consent of the Certificate Insurer, may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of

Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Master Servicer.

          The Majority Certificateholders, with the written consent of the Certificate Insurer, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Master Servicer.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08.

          Section 9.08 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Master Servicer, the Certificate Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all of the Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register provided that the Master Servicer has received such Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

          Section 9.09 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 9.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X

                                REMIC PROVISIONS

          Section 10.01  REMIC ADMINISTRATION.  (a)  The Trustee shall make an
                         --------------------
election to treat the Trust Fund as a REMIC under the Code, and if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of the REMIC election in respect of the Trust Fund, (i) the Class A Certificates and the Class B Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole Class of "residual interest" in the REMIC. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the REMIC regular interests and the interests represented by the Certificates.

          (b) The Closing Date is hereby designated as the Startup Day of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Master Servicer or the Depositor, then the Master Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee, as agent for the tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Holder of the largest Percentage Interest in the Class R Certificates from time to time is hereby designated as Tax Matters Person with respect to the Trust Fund and hereby irrevocably appoints and authorizes the Trustee to act its agent to perform the duties of the Tax Matters Person with respect to the Trust Fund. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.

          (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder, other than Tax Returns required to be filed by the Master Servicer pursuant to Section
5.25. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R

Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

          (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article V or this Article X, or otherwise (iii) against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1997, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

     (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

     (j) The Trustee shall not accept any contributions of assets to the Trust Fund unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the Class A Certificates is ___________ 25, 20__.

     (m) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q.

     Section 10.02 PROHIBITED TRANSACTIONS AND ACTIVITIES. Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article VIII of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Distribution Accounts for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the

Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section 10.03 MASTER SERVICER AND TRUSTEE INDEMNIFICATION. (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

     (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article V with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer pursuant to Section 5.25 that contain errors or omissions.

                                  ARTICLE XI


                           MISCELLANEOUS PROVISIONS

     Section 11.01 LIMITATION ON LIABILITY OF THE DEPOSITOR AND THE MASTER SERVICER. Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Certificate Insurer, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or the Depositor pursuant to any other Section hereof; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event the Depositor or the Master Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action, if previously approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds in the Collection Account.

     Section 11.02 ACTS OF CERTIFICATEHOLDERS. (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority

Certificateholders or the Certificate Insurer agrees to take such action or give such consent or approval.

          (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          Section 11.03 AMENDMENT. This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to obtain, maintain or improve the rating of any Class of Certificates; provided, however, that after obtaining the initial ratings set forth herein none of the Depositor, Master Servicer or Trustee is obligated to obtain, maintain or improve the rating of any Class,
(iv) to make any other provisions with respect to matters or questions arising under this Agreement which are not materially inconsistent with the provisions hereof amend this Agreement in any respect subject to the provisions below or
(v) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that in the case of clause (iv) such action shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment) or the Certificate Insurer, as evidenced either by an Opinion of Counsel (provided by the Person requesting such amendment) or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates, delivered to the Trustee and the Certificate Insurer.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders of each Class affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Certificates registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

          Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder, the Certificate Insurer, and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          Section 11.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction and at the expense of Majority Certificateholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 11.05 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Master Servicer, _______________________________, Attention: _________________, (ii) in the case of JV Capital Trust, c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, DE 19890, Attention: ____________________,
(iii) in the case of the Trustee, _____________________________________,
Attention: __________________, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of [Rating Agency], _______________, Attention: ________________,
and (vi) in the case of the Certificate Insurer, ______________, Attention:
________________. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

          Section 11.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

          Section 11.08 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Master Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and permitted assigns.

          Section 11.09 HEADINGS. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          Section 11.10 THE CERTIFICATE INSURER DEFAULT. Any right conferred to the Certificate Insurer, including, without limitation, the right to receive the Premium Amount pursuant to Section 6.05(b)(i) and 6.05(c)(i), shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

          Section 11.11 THIRD PARTY BENEFICIARY. The parties agree that each of the Originator and the Certificate Insurer are intended and shall have all rights of a third-party beneficiary of this Agreement.

          Section 11.12 INTENT OF THE PARTIES. It is the intent of the Depositor and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Section 11.13  NOTICE TO RATING AGENCIES AND CERTIFICATEHOLDER.   The
Trustee shall use its best efforts to promptly provide notice to the Rating

Agencies and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

          1.  Any material change or amendment to this Agreement;

          2.  The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee;

          4.  The repurchase of Mortgage Loans pursuant to Section 3.03;

          5.  The final payment to Certificateholders; and

          6. Any change in the location of the Collection Account or the Certificate Accounts.

          In addition, the Trustee shall promptly furnish to the Rating Agencies copies of the following:

          1.  Each report to Certificateholders described in Section 6.07; and

          2. Each annual independent public accountants' servicing report described in Section 5.17.

          Any such notice pursuant to this Section 11.13 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service (except in the case of notice to the Certificate Insurer which notice shall be given in accordance with Section 11.05 hereof).

          Section 11.14 GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Master Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        JV Capital Trust,
                                           as Depositor

                                        By:Wilmington Trust Company,
                                           as Owner Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

                                           as Master Servicer

                                        By:_____________________________________
                                           Name:
                                           Title:

                                           as Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

State of ____________  )
                       )  ss.:
County of __________   )

          On the ____ day of ________, 199__ before me, a Notary Public in and for the State of _______________, personally appeared ____________________, known to me to be a ___________________ of JV Capital Trust, the business trust that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such business trust executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        _____________________________________
                                                    Notary Public

                                        My Commission expires________________
                                                     [Notary Page]

State of ___________  )
                      )  ss.:
County of __________  )

          On the ____ day of ______, 199__ before me, a Notary Public in and for the State of ____________, personally appeared _____________________, known to me to be ____________________ of _____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ___________________________________
                                                        Notary Public

                                             My Commission expires______________
                                                         [Notary Page]

State of ___________  )
                      )  ss.:
County of __________  )

          On the __th day of _______, 199__, before me, a Notary Public in and for the State of ________, personally appeared _______________, known to me to be _______________ of ____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunder to set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ________________________________
                                                           Notary Public

                                                My Commission expires___________
                                                            [Notary Page]

                                   EXHIBIT A

                         Certificate Insurance Policy

                                  EXHIBIT B-1
                          FORM OF CLASS A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES, EQUAL TO A PREPAYMENT RATE OF ____% SPA (AS DEFINED IN THE PROSPECTUS SUPPLEMENT DATED ______, 19___ RELATING TO THE CLASS A CERTIFICATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________ OF OID PER $__________ OF CERTIFICATE BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $___________ OF CERTIFICATE BALANCE, COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___
                                           ____% Pass-Through Rate
Date of Pooling and Servicing              Aggregate Certificate Balance of the
Agreement:  _______, 199__                 Class A Certificates:  $__________

First Distribution Date:                   Initial Certificate Balance of this
____________, 199__                        Certificate: $______________

                                           Percentage Interest:  %

                                           CUSIP:



                    RESIDENTIAL MORTGAGE-BACKED CERTIFICATE

                                SERIES 199__-__

          evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ______________, as master servicer (the "Master Servicer"), and _________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and the Certificate Insurance Policy (as defined below) and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          ____________________ (the "Certificate Insurer") has issued a certificate insurance policy (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount and in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to holders of Class A Certificates on such Distribution Date.

          All distributions on this Certificate will be made or caused to be made by the Trustee in immediately available funds either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of any Person entitled thereto if such Person shall have so notified the Trustee and such Certificateholder is the registered holder of Class A Certificates the aggregate Certificate Balance of which is not less than $5,000,000.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The initial Certificate Balance of this Certificate is set forth above. The Certificate Balance hereof will be reduced by this Certificate's Percentage Interest of distributions of the Class A Formula Principal Distribution Amount.

          This Certificate is one of a duly authorized issue of Certificates issued in __________ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Distribution Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the Certificates and, in certain additional circumstances, without the consent of the holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class A Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 199__



                                        _______________________________________

                                        as Trustee

                                        By:____________________________________
                                                   Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                        _______________________________________

                                                as Certificate Registrar

                                        By:____________________________________
                                                   Authorized Signatory

                                  ASSIGNMENT
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________
_______________________________________________________________________________

Dated:



                                   ___________________________________________
                                   Signature by or on behalf of assignor



                                   ___________________________________________
                                   Signature Guaranteed





                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
for the account of _____________________________________ account number
_____________________________________, or, if mailed by check, to
___________________________________________________________________. Applicable
statements should be mailed to _____________________________________. This information is provided by
_________________________________________________________________, the assignee named above, or _____________________________, as its agent.

                                  EXHIBIT B-2
                          FORM OF CLASS B CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES, EQUAL TO A PREPAYMENT RATE OF ____% SPA (AS DEFINED IN THE PROSPECTUS SUPPLEMENT DATED ______, 19___ RELATING TO THE CLASS A CERTIFICATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________ OF OID PER $__________ OF SECURITY BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $___________ OF CERTIFICATE BALANCE, COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

          THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

Certificate No. ___




                                          ____% Pass-Through Rate

Date of Pooling and Servicing             Aggregate Certificate Balance of the
Agreement:  _______, 199__                Class B Certificates:  $__________

First Distribution Date:                  Initial Certificate Balance of this
____________, 199__                       Certificate: $______________

                                          Percentage Interest:  %

                                              CUSIP:



                    RESIDENTIAL MORTGAGE-BACKED CERTIFICATE

                                SERIES 199__-__

          evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ______________, as master servicer (the "Master Servicer"), and _________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master

Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          Distributions to this Certificate are Subordinate to distributions on the Class A Certificates to the extent set forth in the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount and in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to holders of Class B Certificates on such Distribution Date.

          All distributions on this Certificate will be made or caused to be made by the Trustee in immediately available funds either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of any Person entitled thereto if such Person shall have so notified the Trustee and such Certificateholder is the registered holder of Class B Certificates the aggregate Certificate Balance of which is not less than $5,000,000.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The initial Certificate Balance of this Certificate is set forth above. The Certificate Balance hereof will be reduced by this Certificate's Percentage Interest of distributions of the Class B Formula Principal Distribution Amount and certain losses as set forth in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in __________ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Distribution Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master

Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the Certificates and, in certain additional circumstances, without the consent of the holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class B Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 199__



                                                  ______________________________

                                                  as Trustee

                                                  By:___________________________
                                                         Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates referred to in the within-mentioned Agreement.



                                                  as Certificate Registrar

                                                  By:___________________________
                                                         Authorized Signatory

                                  ASSIGNMENT
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________
_______________________________________________________________________________

Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor


                                        ________________________________________
                                        Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
for the account of _____________________________________ account number
_____________________________________, or, if mailed by check, to
___________________________________________________________________. Applicable
statements should be mailed to _____________________________________. This information is provided by
_________________________________________________________________, the assignee named above, or _____________________________, as its agent.

                                  EXHIBIT B-3

                          FORM OF CLASS R CERTIFICATE

          THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION 1381(A)(2)(C) OF THE CODE AND (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE BASED UPON AN OPINION OF COUNSEL THAT THE HOLDING OF AN OWNERSHIP INTEREST IN A CLASS [R] CERTIFICATE BY SUCH PERSON MAY CAUSE THE TRUST FUND OR ANY PERSON HAVING AN OWNERSHIP INTEREST IN ANY CLASS OF CERTIFICATES

(OTHER THAN SUCH PERSON) TO INCUR A LIABILITY FOR ANY FEDERAL TAX IMPOSED UNDER THE CODE THAT WOULD NOT OTHERWISE BE IMPOSED BUT FOR THE TRANSFER OF AN OWNERSHIP INTEREST IN A CLASS R CERTIFICATE TO SUCH PERSON (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE TERMS "UNITED STATES," "STATE" AND "INTERNATIONAL ORGANIZATION" SHALL HAVE THE MEANINGS SET FORTH IN SECTION 7701 OF THE CODE OR SUCCESSOR PROVISIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No. ______

Date of Pooling and Servicing Agreement:
_____________, 199__

First Distribution Date:
_____________, 199__
                                                Percentage Interest:  ___%


                   RESIDENTIAL MORTGAGE-BACKED CERTIFICATE,
                                SERIES 199__-__

          evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ___________________________, as master servicer (the "Master Servicer") and
_____________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R] Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

          No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class [R] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The Percentage Interest this Certificate is set forth above. Notwithstanding the fact this Certificate has no Certificate Principal Balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in ____ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class R Certificates. The Agreement permits, but does not require, such Class R Certificateholder, the Master Servicer or the Certificate Insurer, as applicable, to purchase at a price determined as provided in the

Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________, 199_


                                                 ------------------------------
                                                 as Trustee

                                                 By :
                                                     --------------------------
                                                        Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class [R] Certificates referred to in the within-mentioned Agreement.


                                                 -------------------------------
                                                    as Certificate Registrar

                                                 By :
                                                    ----------------------------
                                                        Authorized Signatory

                                  ASSIGNMENT
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ----------------------------------------------------------------
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee
and deliver such Certificate to the following     address:
                                                          ______________________
_______________________________________________________________________________.

Dated:


                                 ____________________________________________
                                 Signature by or on behalf of assignor


                                 ____________________________________________
                                 Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately
available                        funds                                      to

______________________________________________________________________________
______________________________________________________________________________
for                        the           account                            of

______________________________________________________________________________
_____________  _______________________________________________________________
account   number   ________________,   or,   if    mailed    by    check,   to

_________________________________________________________________________.
Applicable statements should be mailed to ________________________________.This information is provided by ________________________________________________,the
assignee named above,or _____________________________, as its agent.

                                   EXHIBIT C

                                 Mortgage File

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

    a. The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsement, from the originator of such Mortgage Loan to the Depositor, endorsed by the Depositor without recourse in blank and signed in the name of the Depositor by an authorized officer;

    b. The original Mortgage and any related power of attorney with evidence of recording thereon;

    c. An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located, such assignment to be in blank and signed in the name of the Depositor by an authorized officer;

    d. The original of all intervening assignments of the Mortgage showing a complete chain of assignments from the originator of such Mortgage Loan to the Depositor with evidence of recording indicated thereon;

    e. Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements; and

    f. The original policy of title insurance (or a commitment for title insurance is being held by the title insurance company pending recordation of the Mortgage) and the certificate of primary mortgage guaranty insurance, if any, issued with respect to the Mortgage Loan.

                                   EXHIBIT D

                            Mortgage Loan Schedule

                                   EXHIBIT E

                      TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

                              ___________, 199__

JV Capital Trust
[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

    Re: Pooling and Servicing Agreement, dated as of __________, 199__ among JV Capital Trust, as Depositor,
          ______________________, as Master Servicer, and
          ______________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__,

Ladies and Gentlemen:

          In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies: (1) except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered, and (2) it has received the Certificate Insurance Policy.

          The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                              ________________________________
                                              as Trustee

                                              By:
                                                 ______________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT F

                       INITIAL CERTIFICATION OF TRUSTEE

                           ___________________, 19__

JV Capital Trust
[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

    Re: Pooling and Servicing Agreement, dated as of __________, 19__ among JV Capital Trust, as Depositor, _______________, as Master Servicer, and _______________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.04 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                              ________________________________
                                              as Trustee


                                              By:
                                                 _____________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT G

                      FINAL CERTIFICATION OF THE TRUSTEE

                              _____________, 19__

JV Capital Trust
[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

     Re: Pooling and Servicing Agreement, dated as of ________, 199__ among JV Capital Trust, as Depositor, _____________________, as Master Servicer, and _____________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__

Ladies and Gentlemen:

          In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                              ________________________________
                                              as Trustee

                                              By:
                                                 ______________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT H

                       REQUEST FOR RELEASE OF DOCUMENTS

                              _____________, 19__

To:  [Trustee]

     Re: JV Capital Trust, Residential Mortgage-Backed Certificates, series 199__-__

          In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:

________________________________


MORTGAGE LOAN NUMBER:

________________________________

                REASON FOR REQUESTING DOCUMENTS (check one)

______       1.   Mortgage Loan Paid in Full (Master Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

______       2.   Mortgage Loan Liquidated (Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

______       3.   Mortgage Loan in Foreclosure _____ 4. Mortgage Loan
                  Repurchased Pursuant to Section 5.18 of the Pooling and
                  Servicing Agreement.

______       5.   Mortgage Loan Repurchased or Substituted pursuant to Article
                  II or III of the Pooling and Servicing Agreement (Master
                  Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Certificate
                  Account and that the substituted mortgage loan is a Qualified
                  Substitute Mortgage Loan.)

______       6.   Other
                  (explain)
                           _________________________________________

          If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                              By:
                                                 ______________________________
                                                 Name:
                                                 Title:

Documents returned to Trustee:

______________________________
Trustee

By:
   ___________________________

Date:
     _________________________

                                   EXHIBIT I

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

State of ___________   )
                       ) ss.:
County of __________   )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Residential Mortgage-Backed Certificates, Series 199__- __, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          5. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner in the event the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          7.   The Owner's Taxpayer Identification Number is ___________.

          8. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          9. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          12. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of such trust and one or more persons described in this Paragraph 12 controls all substantial decisions of such trust.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                              [NAME OF OWNER]


                                              By:_____________________________
                                                 [Name of Officer]
                                                 [Title of Officer]


[Corporate Seal]

ATTEST:

________________________________

[Assistant] Secretary


          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.


                                                 _____________________________
                                                          NOTARY PUBLIC

                                                 COUNTY OF
                                                 STATE OF
                                                 My Commission expires the ____
                                                 day of _______________, 19__.

                                   EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

                           __________________, 19__

JV Capital Trust
[Address]
[City, State, Zip]

[Trustee]

Attention: JV Capital Trust Series 199__-__

     Re:   RESIDENTIAL MORTGAGE-BACKED CERTIFICATES, SERIES 199__-__

Ladies and Gentlemen:

           This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to ____________________________
(the "Purchaser") of a ____% Percentage Interests of Residential Mortgage
Backed Certificates, Series 199__-__, Class R Certificates (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__, among JV Capital Trust, as depositor (the "Depositor"), ______________________, as Master Servicer, and ______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

           1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

           2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

           3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

           4. The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                                Very truly yours,


                                                ______________________________
                                                (Seller)


                                                By:___________________________
                                                Name:
                                                Title:

                                   EXHIBIT K

                                   [RESERVED]

                                   EXHIBIT L

                                   [RESERVED]

                                   EXHIBIT M

                         CERTIFICATE RE: PREPAID LOANS

          I, ______________, ________________ of JV Capital Trust, as Depositor,
hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of ___________, 199_ among JV Capital Trust, ___________________________, as master servicer and __________________________, as trustee) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Dated:

                                              By:_____________________________

                                   EXHIBIT N

                                  [RESERVED]

                                   EXHIBIT O

                    FORM OF INVESTOR REPRESENTATION LETTER

                              ____________, 19__

[Trustee]

         Re: JV Capital Trust Residential Mortgage-Backed Certificates, Series 199_-_

Ladies and Gentlemen:

         _______________________(the "Purchaser") intends to purchase from
____________________ (the "Seller"), a ____% Percentage Interest of Residential Mortgage-Backed Certificates, Series 199_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 199_ among JV Capital Trust, as depositor (the "Depositor"), ______________________________, as master servicer, and _________________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

             1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates,
         (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
         (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

             2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

             3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

             4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

            5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Depositor and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code, and would not subject the Depositor, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered.

                                         Very truly yours,

                                         By:________________________________
                                            Name:
                                            Title:

                                   EXHIBIT P

                   Form of Transferor Representation Letter

                              ___________, 199_

[Trustee]

        Re: JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_

Ladies and Gentlemen:

        In connection with the sale by _____________ (the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate Balance of Residential Mortgage-Backed Certificates, Series 199_-_, Class ___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199_ among JV Capital Trust, as depositor (the "Depositor"), _________________________, as master servicer, and ______________________________, as trustee (the "Trustee").
The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ________________________________________
                                    (Seller)

                                    By:_____________________________________
                                       Name:
                                       Title:

                                   EXHIBIT Q

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

            Description of Rule 144A Securities, including numbers:
                               JV Capital Trust
                   Residential Mortgage-Backed Certificates
                       Series 199_-_, Class ___, No. ___

          The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. The Buyer warrants and represents to, and covenants with, the Transferor, the Master Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


_________________________________              _________________________________
     Print Name of Transferor                         Print Name of Buyer
By:______________________________              By:______________________________
   Name:                                          Name:
   Title                                          Title
Taxpayer Identification:                        Taxpayer Identification:
No.______________________________               No._____________________________
Date:____________________________               Date:___________________________

                                   EXHIBIT R

                                PREMIUM EXHIBIT

          For the purposes of the Pooling and Servicing Agreement dated as of ___________, 199_ (the "Agreement") by and among JV Capital Trust, as company,
_______________________________, as master servicer, and _____________________
as trustee, "Premium Percentage" means, with respect to any Mortgage Loan, ____%

          Terms used in this exhibit and not defined in this exhibit have the meanings ascribed thereto in the Agreement.

EXHIBIT 4.1

================================================================================

                               JV Capital Trust
                                  Depositor,


                                      and


                       _________________________________
                                Master Servicer



                                      and



                       _________________________________
                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                         Dated as of  __________ 199_,

                   Residential Mortgage-Backed Certificates

                                 Series 199_-_

================================================================================

          POOLING AND SERVICING AGREEMENT, dated as of ____________, 199_, by and among JV Capital Trust, a Delaware business trust, in its capacity as depositor (the "Depositor"), _____________________________, a ___________
corporation, in its capacity as master servicer (the "Master Servicer"), and _____________________________________, a ____________________________, in its
capacity as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell residential mortgage-backed certificates (collectively, the "Certificates"), to be issued hereunder in three classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Mortgage Loans and the Reserve Fund (each, as defined herein). As provided herein, the Trustee will make an election to treat the Trust Fund (other than the Reserve Fund) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class A and Class B Certificates (as defined herein) will represent ownership of "regular interests" in the REMIC, and the Class R Certificates will constitute the sole Class of "residual interest" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

          The following table sets forth the designation, type, aggregate Original Security Balance (as defined herein), maturity date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                         AGGREGATE ORIGINAL
   DESIGNATION             TYPE           SECURITY BALANCE         FEATURES          INITIAL RATINGS
 ---------------        ----------     ---------------------     ------------      -------------------
Class A                   Senior                  $                 Senior
Class B                 Subordinate               $               Subordinate              n/a
Class R                 Subordinate              n/a               Residual                n/a

          The Mortgage Loans (as defined herein) have an aggregate Principal Balance (as defined herein) as of the Cut-off Date equal to $________________.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 CERTAIN DEFINED TERMS. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

          "Accepted Servicing Practices": The Master Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

          "Account": Any Eligible Account established pursuant to Sections 5.03, 5.09, 6.01, 6.04 or 6.12 hereof.

          "Accrual Period": With respect to any Distribution Date, the previous calendar month.

          "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement": This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

          "Appraised Value": As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          "Assignment Of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

          "Authorized Denominations": With respect to the Class A Certificates, a minimum denomination of $________ Original Certificate Balance and integral multiples of $________ Original Certificate Balance in excess thereof. With respect to the Class B Certificates, a minimum denomination of $_________ Original Certificate Balance and integral multiples of $__________ Original Certificate Balance in excess thereof. With respect to the

Class R Certificates, a minimum Percentage Interest of ____% and integral multiples of ____% in excess thereof.

          "Available Distribution Amount": With respect to any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans:

               (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Liquidation Proceeds), except:

                    (a) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                    (b) all Curtailments received after the applicable Principal Prepayment Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest on a related Mortgage Loan for a period subsequent to the Principal Prepayment Period);

                    (c) all Principal Prepayments in Full received after the applicable Principal Prepayment Period immediately preceding such Determination Date (together with any interest payment received with such Principal Prepayments in Full to the extent that it represents the payment of interest accrued on such Mortgage Loans for the period subsequent to the Principal Prepayment Period);

                    (d) Insurance Proceeds and Liquidation Proceeds on such Mortgage Loans received after the applicable Principal Prepayment Period;

                    (e) all amounts in the Collection Account which are due and reimbursable to the Master Servicer pursuant to the terms of this Agreement;

                    (f)  the Master Servicing Fee for each Mortgage Loan; and

                    (g)  Net Foreclosure Profits;

               (2) to the extent advanced by the Master Servicer and not previously distributed, the amount of any Periodic Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans;

               (3) to the extent advanced by the Master Servicer and not previously distributed, any amount payable as Compensating Interest by the Master Servicer on such Distribution Date relating to such Mortgage Loans;

               (4) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.04 and Section 3.03 or any permitted repurchase of a Mortgage Loan.

          "Available Distribution Amount Allocation": As defined in Section 6.05(b) hereof.

          "Business Day": Any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of ___________, the State of ___________ or the state where the Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

          "Certificate": Any Class A Certificate, Class B Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee.

          "Certificate Balance": With respect to the Class A Certificates, as of any time of determination, the related Original Certificate Balance less any amounts distributed in reduction of the Certificate Balance thereof pursuant to
Section 6.05 on all prior Distribution Dates. With respect to the Class B Certificates, as of any time of determination, the related Original Certificate Balance less the sum of (i) any amounts distributed in reduction of the Certificate Balance thereof pursuant to Section 6.05 on all prior Distribution Dates and (ii) the sum of all Class B Loss Amounts for prior Distribution Dates. The Class R Certificates do not have a "Certificate Balance".

          "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 11.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.03. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of a respective Affiliate. Any Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

          "Certificate Insurance Payments Account": The Certificate Insurance Payments Account established in accordance with Section 6.04(c) hereof and maintained by the Trustee.

          "Certificate Insurance Policy": The certificate guaranty insurance policy No. _____, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Class A Certificateholders, a copy of which is attached hereto as Exhibit A-1.

          "Certificate Insurer": ______________________, a stock insurance company organized and created under the laws of the State of __________, and any successors thereto.

          "Certificate Insurer Default": The failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

          "Certificate Register":  As described in Section 4.02(a).

          "Class A Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (i) the Insured Distribution Amount as of the immediately preceding Distribution Date exceeded (ii) the amount actually distributed to the Holders of the Class A Certificates on such Distribution Date in respect thereof (including, without limitation, any Insured Payments paid to the Holders of the Class A Certificates by the Certificate Insurer as described in Sections 6.04 and 6.05 hereof) and (b) interest accrued for the related Accrual Period on the amount described in clause (a), calculated at an interest rate equal to the Class A Pass-Through Rate applicable to such Distribution Date. Any Class A Carry-Forward Amount shall be deemed to be allocated first to any related Subordination Deficit and second to any related Class A Interest Distribution Amount.

          "Class A Certificate": Any Certificate designated as a "Class A Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class A Certificateholder":  A Holder of a Class A Certificate.

          "Class A Formula Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Class A Percentage for such Distribution Date of the Scheduled Formula Principal Distribution Amount on such Distribution Date and (ii) the Class A Prepayment Percentage for such Distribution Date of the Unscheduled Formula Principal Distribution Amount on such Distribution Date.

          "Class A Interest Distribution Amount": With respect to the Class A Certificates for any Distribution Date the sum of (i) the aggregate amount of interest accrued for the related Accrual Period on the aggregate Certificate Balance immediately prior to such Distribution Date at the Class A Pass-Through Rate (based on a 360-day year and a 30-day month) less the Net Interest Shortfall for such Distribution Date allocated to the Class A Certificates and
(ii) the portion of any Class A Carry-Forward Amount which relates to a shortfall in a distribution of a Class A Interest Distribution Amount as of such Distribution Date.

          "Class A Pass-Through Rate": As of any Distribution Date, _____% per annum.

          "Class A Percentage": As to any Distribution Date, the lesser of (i) 100% or (ii) the percentage obtained by dividing the Certificate Balance of the Class A Certificates by the Pool Principal Balance.

          "Class A Prepayment Percentage": As to any Distribution Date to and including the Distribution Date in ____________, 100%. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution

Date in ____________, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________ to and including the Distribution Date in ____________, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ____________, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of the Unscheduled Formula Principal Distribution Amount distributable on such Distribution Date would reduce the Certificate Balance of the Class A Certificates below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Certificate Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the ____________ preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than ____% of the current Certificate Balance of the Class B Certificates and (b) cumulative Realized Losses shall not exceed ____% of the Original Certificate Balance of the Class B Certificates. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee that the criteria set forth in the preceding sentence are met.

          "Class B Certificate": Any Certificate designated as a "Class B Certificate" on the face thereof, in the form of Exhibit B-2 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class B Certificateholder":  A Holder of a Class B Certificate.

          "Class B Formula Principal Distribution Amount": As to any Distribution date, the sum of (i) the Subordinated Percentage for such Distribution Date of the Scheduled Formula Principal Distribution Amount for such Distribution Date and (ii) the Subordinated Prepayment

Percentage of the Unscheduled Formula Principal Distribution Amount for such Distribution Date.

          "Class B Interest Distribution Amount": With respect to the Class B Certificates for any Distribution Date the aggregate amount of interest accrued for the related Accrual Period on the aggregate Certificate Balance immediately prior to such Distribution Date at the Class A Pass-Through Rate (based on a 360-day year and a 30-day month) less the Net Interest Shortfall for such Distribution Date allocated to the Class B Certificates.

          "Class B Loss Amount": As to any Distribution Date, the amount, if any, by which (a) the sum of (x) the Formula Principal Distribution Amount for such Distribution Date and (y) the aggregate of the Unrecovered Principal Amounts, if any, for such Distribution Date exceeds (b) the amount distributed on account of principal to the Holders of Certificates on such Distribution Date.

          "Class B Pass-Through Rate": As of any Distribution Date, ____% per annum.

          "Class R Certificate": Any Certificate designated as a "Class R Certificate" on the face thereof, in the form of Exhibit B-3 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "residual interest" in the REMIC for the purposes of the REMIC Provisions.

          "Class R Certificateholder":  A Holder of a Class R Certificate.

          "Closing Date":  _________, 199_.

          "Code":  The Internal Revenue Code of 1986, as amended.

          "Collection Account": The Eligible Account established and maintained by the Master Servicer pursuant to Section 5.03.

          "Combined Loan-to-Value Ratio": With respect to any Mortgage Loan secured by a second lien on the related Mortgaged Property, as of any date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of such Mortgage Loan and (ii) the original aggregate principal balance of the related Senior Mortgage Loans (if any) at the date of determination, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          "Commission":  The Securities and Exchange Commission.

          "Compensating Interest":  As defined in Section 6.09 hereof.

          "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

          "Custodian":  As defined in Section 2.02(c).

          "Cut-off Date":  _________, 199_.

          ["DCR": Duff & Phelps Credit Rating Co., or its successor in interest.]

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a count of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

          "Deleted Mortgage Loan": A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

          "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31- day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          "Depositor": JV Capital Trust, a Delaware business trust, and any successor thereto.

          "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be book-entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          "Determination Date": With respect to any Distribution Date, the [___] of the month in which such Distribution Date occurs, or if such [___] day is not a Business Day, the Business Day preceding such [___] day.

          "Direct Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depositary.

          "Disqualified Non-United States Person": A transferee of a Class R Certificate other than a person that (i) is not a Non-United States Person or
(ii) is a Non-United States Person that holds a Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Account":  The account established in accordance with
Section 6.01(a) hereof and maintained by the Trustee.

          "Distribution Account Shortfall": With respect to any Distribution Date, the sum of (a) the amount, if any, by which (x) the aggregate of the full amounts due to be distributed pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation exceeds (y) the amount of funds (exclusive of funds representing the Insured Payment in respect of such Distribution Date) that will be on deposit in the Distribution Account in respect of such Distribution Date and available to be distributed on the Class A Certificates, after taking into account all deposits to be made to the Distribution Account on or prior to the Distribution Date, including without limitation all Periodic Advances, all funds to be transferred from the Reserve Fund and (b) on the Distribution Date that follows the month in which there occurs the latest original scheduled maturity date of any Mortgage Loan that was an Outstanding Mortgage Loan at any time during such month, the amount necessary to reduce the Certificate Balance of the Class A Certificates to zero (after giving effect to all other distributions of principal to be made on such Distribution Date in respect of the Class A Certificates).

          "Distribution Date": The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on ______________, 199_.

          "Due Date": The date in each month in which the Monthly Payments are due.

          "Due Period": With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

          "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by [S&P], [DCR] and [Fitch] and Aa2 or better by [Moody's] and in the highest short term rating by the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association (including the Trustee) duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency and the Certificate Insurer (the Trustee shall be deemed acceptable, provided that the Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

          "ERISA":  As defined in Section 4.02(m) hereof.

          "Event Of Default":  One or more of the events described in Section
7.01 hereof.

          "FDIC": The Federal Deposit Insurance Corporation and any successor thereto.

          "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

          "FNMA":  Fannie Mae and any successor thereto.

          ["Fitch": Fitch Investors Service, L.P., or its successor in interest.]

          "Foreclosure Profits": As to any Distribution Date, (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such Distribution Date minus (ii) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 5.12) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Mortgage Loan.

          "Formula Excess Interest Amount": As to any Distribution Date, the amount, if any, by which (i) one month's interest at the Weighted Average Mortgage Interest Rate of the Mortgage Loans on the Pool Principal Balance of the Mortgage Loans exceeds (ii) interest for the related Accrual Period on the Certificate Balances for the Class A Certificates and Class B Certificates at the Class A Pass-Through Rate and Class B Pass-Through Rate, respectively.

          "Formula Principal Distribution Amount": For any Distribution Date the sum without duplication of:

               (a) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date;

               (b) all Curtailments received during the related Principal Prepayment Period and the Principal Balance of each Mortgage Loan which was the subject of a Principal Prepayment in Full during the related Principal Prepayment Period;

               (c) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Principal Prepayment Period, the principal portion of the Net Liquidation Proceeds with respect to such Mortgage Loan;

               (d) the Principal Balance of each Mortgage Loan that was repurchased pursuant to this Agreement during the related Principal Prepayment Period; and

               (e) any Substitution Adjustment received in connection with the substitution of a Mortgage Loan, pursuant to Section 3.03, during the related Principal Prepayment Period.

          "GAAP":  Generally accepted accounting principles.

          "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

          "Insurance Agreement": The Insurance Agreement dated as of ______, 199_ among the Certificate Insurer, the Depositor, the Master Servicer and the Trustee, as such agreement may be amended or supplemented in accordance with the provisions thereof.

          "Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

          "Insured Distribution Amount": With respect to any Distribution Date, the Distribution Account Shortfall for such Distribution Date.

          "Insured Payment": The sum of (i) with respect to each Distribution Date, the Distribution Account Shortfall and (ii) any unpaid Preference Amount.

          "JVMC":  JV Mortgage Capital, L.P., or its successor in interest.

          "Liquidated Loan Loss": With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the Due Period preceding such Distribution Date, equal to (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, minus (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

          "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Master Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          "Liquidation Expenses": Expenses incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.05, 5.06 and 5.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          "Liquidation Proceeds": Amounts received by the Master Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          "Loan Repurchase Price":  As defined in Section 2.04(b).

          "Loan-to-Value Ratio or LTV": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

          "Majority Certificateholders": The Holder or Holders of Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

          "Master Servicer": _______________, a _________ corporation, or any successor appointed as herein provided.

          "Master Servicing Compensation": The Master Servicing Fee and other amounts to which the Master Servicer is entitled pursuant to Section 5.14.

          "Master Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Master Servicer, as indicated on the related Mortgage Loan Schedule. Such fee shall be ___% per annum. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Master Servicing Fee includes any servicing fees owed or payable to any Subservicer.

          "Master Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Master Servicer, as such list may from time to time be amended.

          "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

          ["Moody's": Moody's Investors Service, Inc., or its successor in interest.]

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien or second lien on the Mortgaged Property.

          "Mortgage File": The mortgage documents listed in Exhibit C attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

          "Mortgage Impairment Insurance Policy":  As defined in Section 5.07.

          "Mortgage Interest Rate": The fixed per annum rate at which interest accrued on the unpaid principal balance thereof, which rate is the Mortgage Interest Rate for such Mortgage Loan indicated on the related Mortgage Loan Schedule.

          "Mortgage Loan": An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement and identified on Exhibit D hereto, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring, with respect to the Mortgage Loans prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

          "Mortgage Loan Schedule": The lists of the Mortgage Loans transferred to the Trustee on or before the Closing Date as part of the Trust Fund and attached hereto as Exhibit D and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage
Loan:

          (i)   the Mortgage Loan identifying number;

          (ii)  the city, state and zip code of the Mortgaged Property;

          (iii) the type of property;

          (iv)  the current Monthly Payment as of the Cut-off Date;

          (v)    the original number of months to maturity;

          (vi)   the scheduled maturity date;

          (vii) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (viii) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination;

          (ix) the Mortgage Interest Rate as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (x)    the Mortgage Interest Rate

          (xi)   the Appraised Value;

          (xii)  the stated purpose of the loan at origination;

          (xiii) the type of occupancy at origination;

          (xiv) the documentation type (as described in the Underwriting Guidelines);

          (xv) the loan classification (as described in the Underwriting Guidelines);

          (xvi) the Master Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum; and

          (xvii) whether such Mortgage Loan is secured by a first lien or second lien.

          Such schedule may consist of multiple reports that collectively set forth all of the information required.

          "Mortgage Note": The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

          "Mortgagor":  The obligor on a Mortgage Note.

          "Net Foreclosure Profits": As to any Distribution Date, an amount equal to (i) the aggregate Foreclosure Profits with respect to such Distribution Date minus (ii) Liquidated Loan Losses with respect to such Distribution Date.

          "Net Interest Shortfall": as to any Distribution Date, the sum of the Relief Act Shortfall and the Net Prepayment Interest Shortfall for such Distribution Date. Any Net Interest Shortfall will be allocated pro rata between the Class A and Class B Certificates based on the

Class A Interest Distribution Amount and Class B Interest Distribution Amount without any reduction for Net Interest Shortfalls.

          "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          "Net Mortgage Interest Rate": With respect to each Mortgage Loan at any time of determination, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the per annum rate used to determine the related Master Servicing Fee. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          "Net Prepayment Interest Shortfall": As to any Distribution Date, the aggregate of the Prepayment Interest Shortfalls for such Distribution Date over the aggregate Master Servicing Fee payable for the related Principal Prepayment Period.

          "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Master Servicer.

          "Nonrecoverable Advances": With respect to any Mortgage Loan, (a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(b), or (b) a Periodic Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee would not be ultimately recoverable pursuant to Sections
5.04 and Section 6.02.

          "Non-United States Person": Any Person other than a United States Person.

          "Officer's Certificate": A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Originator and/or the Master Servicer, or the Depositor, as required by this Agreement.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, the Master Servicer, the Trustee, a Certificateholder or a Certificateholder's prospective transferee or the Certificate Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or the Trustee or in an Affiliate thereof, (iii) is not connected with the Depositor or the

Master Servicer or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer.

          "Original Certificate Balance": As of the Startup Day and as to the Class A Certificates, $__________, and as to the Class B Certificates, $__________. The Class R Certificates do not have an Original Certificate Balance.

          "Original Pool Principal Balance": The Pool Principal Balance as of the Cut-off Date, which is $_____________.

          "Originators": The originators or sellers, who may be affiliates of the Depositor or of the partners in the Depositor, from whom JVMC acquired the Mortgage Loans.

          "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, which was not repurchased by the Depositor prior to such Due Date pursuant to Section 2.04 and which was not repurchased by an Affiliate of the Depositor pursuant to Section 5.18.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (b) the Originator has no actual knowledge that such Residential Dwelling is not so occupied.

          "Percentage Interest": With respect to a Class A or Class B Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Authorized Denomination represented by such Certificate and the denominator of which is the Original Certificate Balance of such Class of Certificate. With respect to a Class R Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

          "Periodic Advance": The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Master Servicer on any Remittance Date pursuant to Section 5.21 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans other than REO Properties as described in clause (ii) below), all Monthly Payments (net of the related Master Servicing Fee) on such Mortgage Loans that were delinquent as of the close of business on the Business Day preceding the related Remittance Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the Monthly Payment (net of the related Master Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus (iii) the amount of any advance otherwise required for such Distribution Date pursuant to clauses (i) and (iii) above which the Master Servicer has determined to be a Nonrecoverable Advance.

          "Permitted Investments": As used herein, Permitted Investments shall include the following:

               (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment; provided that at the time of such investment, such investment is acceptable to the Certificate Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

               (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency;

               (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

               (d) investments in money market funds rated in its highest rating by each Rating Agency; and

               (e) investments approved by the Rating Agencies and the Certificate Insurer in writing delivered to the Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

          "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Non-United States Person or Disqualified Organization.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan":  As defined in Section 4.02(m).

          "Policy Business Day": A Business Day as defined in the Certificate Insurance Policy.

          "Pool Principal Balance": The sum of the aggregate Principal Balances of the Mortgage Loans as of any date of determination.

          "Preference Amount": Any amount previously distributed to a Class A Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          "Preference Claim":  As defined in Section 6.04(f).

          "Premium Amount": Beginning on the third Distribution Date and on each Distribution Date thereafter, the product of 1/12 of the Premium Percentage and the aggregate Balance for the Class A Certificates immediately prior to the related Distribution Date.

          "Premium Exhibit":  The document attached hereto as Exhibit R.

          "Premium Percentage": With respect to any Mortgage Loan, the rate per annum set forth in the Premium Exhibit.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Principal Prepayment Period of a Principal Prepayment in Full or Curtailment, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate minus the rate at which the Master Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Master Servicing Fee for such Mortgage Loan in such month.

          "Principal Balance": As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to such Due Date, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Master Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of such Due Date and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan prior to such Due Date shall be zero.

          "Principal Prepayment in Full": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is not intended as an advance payment of a scheduled Monthly Payment.

          "Principal Prepayment Period": With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of the date hereof, between the Originator and the Depositor relating to the sale of the Mortgage Loans to the Depositor.

          "Principal Remittance Amount": As of any Distribution Date, the sum, without duplication of the amounts specified in clauses (b)(ii) through (v),
(vii) and (viii) of the definition of Class A Principal Distribution Amount.

          "Qualified Mortgage": "Qualified Mortgage" shall have the meaning set forth in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any similar provision).

          "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.04 or 3.03 hereof, which (a) has the same or greater interest rate, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan (except during the first 90 days after the Cut-off Date), (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios (or Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios, with respect to a Second Mortgage Loan) at the time of such substitution no higher than the Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, with respect to a Second Mortgage Loan) of the Deleted Mortgage Loan, (e) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (f) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" in
Section 860G(a)(4) of the Code (or any successor statute thereto) and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 and 3.02 of the Purchase Agreement.

          "Rating Agency":  [S&P], [DCR], [Fitch] or [Moody's].

          "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

          "Released Mortgaged Property Proceeds": As to any Mortgage Loan, proceeds received by the Master Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

          "Relief Act Shortfall": as to any Distribution Date, the sum of the reductions in the amount of monthly interest on the Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

          "Remittance Date": As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

          "REO Acquisition":  The acquisition of any REO Property pursuant to
Section 5.12.

          "REO Disposition": The final sale by the Master Servicer of a Mortgaged Property acquired by the Master Servicer in foreclosure or by deed in lieu of foreclosure.

          "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage
Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

          "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitations, proceeds from the rental of the related Mortgaged Property).

          "REO Property":  As described in Section 5.12.

          "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Certificate Register under the nominee name of the Depository.

          "Request for Release": A request for release in substantially the form attached as Exhibit H hereto.

          "Required Deposit":  As defined in Section 6.12 hereof.

          "Reserve Fund": The Eligible Account established and maintained by the Trustee pursuant to Section 6.12 hereof.

          "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Master Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

          "Scheduled Formula Principal Distribution Account": As to any Distribution Date, the amount determined in accordance with clause (a) of the definition of Formula Principal Distribution Amount.

          ["S&P":  Standard & Poor's, or its successor in interest.]

          "Second Mortgage Loan": Any Mortgage Loan secured by a second lien on the related Mortgaged Property.

          "Subservicer": Any Person with which the Master Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

          "Subservicing Agreement": Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Master Servicer, need not be in writing) between the Master Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans.

          "Senior Mortgage Loan": With respect to any Second Mortgage Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Second Mortgage Loan.

          "Servicing Account":  The account created and maintained pursuant to
Section 5.09.

          "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incurred by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.02 (limited solely to the reasonable and customary out-of-pocket expenses of the subservicer), 5.05, 5.07, 5.09 or 5.10, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Section 5.04(a) and 5.10.

          "Startup Day": The day designated as such pursuant to Section 10.01(b) hereof.

          "Subordinated Percentage": As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

          "Subordinated Prepayment Percentage": As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such Date.

          "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans.

          "Tax Matters Person":  The Person or Persons appointed pursuant to
Section 10.01(c) from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

          "Tax Return": The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws in connection with the Trust Fund.

          "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

          "Trustee": _____________, or its successor in interest, or any successor trustee appointed as herein provided.

          "Trustee Remittance Report":  As defined in Section 6.07.

          "Trust Fund": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Accounts (including the Special Deposit), (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (d) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement (including the Certificate Insurance Policy) and any Insurance Proceeds (and any proceeds of the Certificate Insurance Policy), (e) Liquidation Proceeds, (f) Released Mortgaged Property Proceeds, (g) the representations and warranties of the Originator pursuant to the Purchase Agreement and (h) amounts on deposit in the Reserve Fund.

          "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

          "UCC Financing Statement": A financing statement executed and filed pursuant to the UCC.

          "Underwriting Guidelines": The underwriting guidelines of the Originator.

          "United States Person": A citizen or resident of the United States, a corporation, partnership (unless, in the case of a partnership, treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate that is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in the applicable Treasury regulations, certain Trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).

          "Unpaid REO Amortization": As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Interest Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with Section 5.12.

          "Unrecovered Principal Amount": With respect to any Distribution Date and any Mortgage Loan that became a Liquidated Mortgage Loan in the related Principal Prepayment Period, the portion of principal, if any, of such Liquidated Mortgage Loan that was not recovered upon liquidation.

          "Unreimbursed Insurer Amounts": As of any Distribution Date, the sum of (a)(i) all Insured Payments (as defined in the Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to Sections 6.05(b) or 6.05(c) hereof plus (ii) interest accrued on each such Insured Payment and Preference Payments not previously repaid calculated at the Class A Pass-Through Rate from the date such Insured Payment or Preference Amount was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement). The Certificate Insurer shall notify the Trustee and the Depositor of the amount of any Unreimbursed Insurer Amount.

          "Unscheduled Formula Principal Distribution Amount": as to any Distribution Date, the sum of the amounts determined in accordance with clauses
(b), (c), (d) and (e) of the definition of Formula Principal Distribution
Amount.

          "Weighted Average Net Mortgage Interest Rate": As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

          Section 1.02   PROVISIONS OF GENERAL APPLICATION.  (a)  All accounting
                         ---------------------------------
terms not specifically defined herein shall be construed in accordance with GAAP.

          (b) The terms defined in this Article include the plural as well as the singular.

          (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

          (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

          (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage.

          (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer, provided, however, that for purposes of calculating distributions on the Certificates, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 CONVEYANCE OF MORTGAGE LOANS; SPECIAL DEPOSIT; PRIORITY AND SUBORDINATION OF OWNERSHIP INTERESTS. (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions in this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Mortgage Loans (other than interest due thereon before the Cut-off Date), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, and pursuant to Section ____ of the Purchase Agreement, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under the Purchase Agreement including, without limitation, its right to exercise the remedies created by Sections ____ and ____ of the Purchase Agreement for breaches of representations and warranties, agreements and covenants of the Originator contained in Sections ____ and ____ of the Purchase Agreement.

          (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class B and Class R Certificateholders to receive payments in respect of the Class B and Class R Certificates, are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates and to the Certificate Insurer's rights to be reimbursed for Insured Payments together with interest thereon at the rate specified herein or in the Insurance Agreement. In accordance with the foregoing, the ownership interest of the Class B and Class R Certificateholders in amounts deposited in the Certificate Account from time to time shall not vest unless and until such amounts are distributed in respect of the Class B and Class R Certificates in accordance with the terms of this Agreement.

          (c) It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Originator's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Originator to the Depositor pursuant to the Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Originator and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          Section 2.02   POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES.
(a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          (b) Pursuant to Section ____ of the Purchase Agreement, the Depositor has delivered or caused to be delivered the Mortgage File related to each Mortgage Loan to the Trustee.

          (c) The Trustee may enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders and the Certificate Insurer; provided, however, that the custodian so appointed shall in no event be the Depositor or the Master Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor or the Master Servicer. The Trustee hereby appoints ___________________ as the initial Custodian.

          (d) The Custodian shall afford the Depositor, the Certificate Insurer and the Master Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable request and during normal business hours at the offices of the Custodian.

          Section 2.03 DELIVERY OF MORTGAGE LOAN DOCUMENTS AND CERTIFICATE INSURANCE POLICY. (a) In connection with each conveyance pursuant to Section
2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Trustee on or before the Closing Date, the Certificate Insurance Policy, the Mortgage Loan Schedule and each of the following documents for each Mortgage Loan sold by the Originator to the Depositor and sold by the Depositor to the Trust Fund:

         (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of, without recourse" and signed in the name of the Originator by an authorized officer;

         (ii) The original Mortgage with evidence of recording indicated thereon;

         (iii) An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located, such assignment to be in blank and signed in the name of the Originator by an authorized officer;

         (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

         (v) Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements;

         (vi) The original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

         (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan;

         PROVIDED, HOWEVER, that as to certain Mortgages or assignments thereof which have been delivered or are being delivered to recording offices for recording and have not been returned to the Originator in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, the Depositor shall deliver to the Trustee a true copy thereof with a certification by the Originator on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation". The Originator will deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of the Depositor to the Trustee promptly after they are received, but in any event no later than 120 days after the Closing Date. The Depositor agrees, at its own expense, to record (or to provide the Trustee with evidence of recordation thereof) each assignment referred to in clause (iii) above promptly after the Closing Date in the appropriate public office for real property records, provided that such assignments are redelivered by the Trustee to the Originator upon the Originator's written request and at the Originator's expense, unless the Originator (at its expense) furnishes to the Trustee, the Certificate Insurer and the Rating Agencies an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Originator.

          Within a period of 14 days from the Closing Date, the Trustee shall complete the endorsement of each Mortgage Note such that the final endorsement appears in the following form:

          "Pay to the order of ___________ as Trustee under that certain Pooling and Servicing Agreement dated as of ________, 199_, for JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_, without recourse."

          Within a period of 14 days from the Closing Date, the Trustee shall also complete the endorsement of each Assignment of Mortgage and Assignment of Leases, if any, such that the final Assignment of Mortgage appears in the following form:

          __________________, as Trustee under that certain Pooling and Servicing Agreement dated as of _______, 199_, for _______________, JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_."

          (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Depositor to the Trustee. In acting as custodian of any such original document, the Master Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files.

          Section 2.04 ACCEPTANCE BY TRUSTEE OF THE TRUST FUND; CERTAIN SUBSTITUTIONS; CERTIFICATION BY TRUSTEE. (a) The Trustee agrees to execute and deliver to the Depositor, the Certificate Insurer, the Master Servicer and the Originator on or prior to the Closing Date an acknowledgment of receipt of the Certificate Insurance Policy and, with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Mortgage File within 45 Business Days after the Closing Date (with respect to the Mortgage Loans), and to deliver to the Originator, the Master Servicer, the Depositor and the Certificate Insurer a certification in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the

Mortgagor), appears regular on its face and relates to such Mortgage Loan, and
(iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i), (ii), (v), (vi), (x), (xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          By _________, 199_, the Trustee shall deliver (or cause to be delivered) to the Master Servicer, the Originator, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to
Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in (i), (ii), (v), (vi), (x),
(xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date.

          (b) If the Certificate Insurer or the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Master Servicer, the Originator, the Certificate Insurer and the Trustee. In performing any such review, the Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clause
(ii) of the paragraph directly above. The Trustee shall request that the Originator cure any such defect within 60 days from the date on which the Originator was notified of such defect, and if the Originator does not cure such defect in all material respects during such period, request that the Originator
(i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or
(ii) purchase such Mortgage Loan on the next succeeding Remittance Date (but not later than 90 days after the discovery of such defect) at a purchase price equal to the actual stated principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such principal balance computed at the Mortgage Interest Rate, plus the amount of any unpaid Master Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection

Account on the same Business Day, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan (the "Loan Repurchase Price"). It is understood and agreed that the obligation of the Originator to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Originator as provided in Section 2.05 of the Purchase Agreement. For purposes of calculating the amount the Master Servicer is required to remit on the Remittance Date following such repurchase or substitution, any Loan Repurchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Due Period preceding such Remittance Date.

          (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account (which certification shall be in the form of Exhibit H hereto), the Trustee shall release to the Master Servicer for release to the Originator the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Originator as may be necessary to transfer such Mortgage Loan to the Originator. The Trustee shall notify the Certificate Insurer if the Originator fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

          Section 2.05 EXECUTION OF CERTIFICATES. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files relating thereto to it and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

          Section 2.06 FURTHER ACTION EVIDENCING ASSIGNMENTS. (a) The Depositor agrees that, from time to time, at the Originator's expense, the Depositor shall cause the Originator promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Master Servicer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Fund or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Depositor will, upon the request of the Master Servicer or of the Trustee execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

          (b) The Depositor hereby grants to the Master Servicer and the Trustee powers of attorney to execute all documents on its behalf under this Agreement and the Purchase Agreement as may be necessary or desirable to effectuate the foregoing.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          Section 3.01 REPRESENTATIONS OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Trustee, the Depositor, the Certificate Insurer and the Certificateholders as of the Closing Date :

          (a) The Master Servicer is a ________ corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations under the terms of this Agreement; the Master Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Master Servicer; and all requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms;

          (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, or impair the ability of the Trustee (or the Master Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

          (c) The Master Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA and FHLMC;

          (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement;

          (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the Mortgage

     Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date; and

          (f) Neither this Agreement nor any statement, report or other document furnished by the Master Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact regarding the Master Servicer or omits to state a material fact necessary to make the statements regarding the Master Servicer contained herein or therein not misleading.

          It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

          Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR. The Depositor hereby represents, warrants and covenants to the Trustee, the Certificateholders and the Certificate Insurer that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Depositor is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Depositor has the requisite power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite action having been taken, and, assuming the due authorization, execution and delivery hereof by the Master Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans; (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

          (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

          Section 3.03 PURCHASE AND SUBSTITUTION. (a) It is understood and agreed that the representations and warranties set forth in Sections ____ and ____ of the Purchase Agreement shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Purchase Agreement, with respect to any representation or warranty contained in Sections ____ and ____ of the Purchase Agreement that is made to the best of the Depositor's knowledge, if it is discovered by the Master Servicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Depositor's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Depositor, the Master Servicer, the Trustee or the Certificate Insurer of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders or the Certificate Insurer, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originator's best knowledge), the party discovering such breach shall give prompt written notice to the others. Subject to the last paragraph of this
Section 3.03, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, pursuant to the Purchase Agreement, the Depositor shall be required to (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan on the next succeeding Remittance Date, in the manner and at the price specified in Section 2.04(b), or
(c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee and the

Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Pursuant to the Purchase Agreement, any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the Collection Account.

          (b) As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Depositor shall be required pursuant to the Purchase Agreement to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.03(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

          (c) The Master Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Master Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

          (d) It is understood and agreed that the obligations of the Originator set forth in Sections ____ and ____ of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections ____ and ____ constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Originator set forth in Sections ____ and ____ of the Purchase Agreement. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Originator as provided in Section 3.04 of the Purchase Agreement. The Trustee shall give prompt written notice to the Certificate Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.04(b).

          (e) Upon discovery by the Master Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within five days of the discovery) give written notice thereof to the other parties. In connection therewith, pursuant to the Purchase Agreement, the Depositor shall be required to repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Depositor's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section ____ or ____ of the Purchase Agreement. The Trustee shall reconvey to the Depositor the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section ____ or ____ of the Purchase Agreement.

                                  ARTICLE IV

                               THE CERTIFICATES

          Section 4.01 THE CERTIFICATES. The Certificates shall be substantially in the forms annexed hereto as Exhibits B-1 and B-2. The Certificates shall be issued in Authorized Denominations only. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

          Section 4.02   REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Certificate Insurer shall be entitled to inspect and verify the Certificate Register and the records of the Trustee relating to the Certificates during normal business hours upon reasonable notice.

          (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

          (e) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate of such Class with a denomination equal to the Original Security Balance of such Class. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to

Class A Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Master Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Master Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest,
(ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

          (f) In the event that (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Depositor or the Depository is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Depositor.

          (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

          (h) Except as provided in Section 4.02(i), no transfer, sale, pledge or other disposition of a Class B or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B or Class R Certificate is to be made under this Section 4.02(h), (i) the Depositor may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and
(ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit O hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit P hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (i) Transfers of Certificates may be made in accordance with this
Section 4.02(i) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit Q attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(h) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(i) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (j) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (8) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (1) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (2) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit I from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(j) and agrees to be bound by them.

          (3) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (2) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (4) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

          (5) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization. Transfers of the Class R Certificates to Disqualified Non-United States Persons and Disqualified Organizations are prohibited.

          (6) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Depositor upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (k) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

          (l) No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Class R Certificate provides the Master Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Master Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Master Servicer shall require the prospective transferee of any Class R Certificate to certify in the form of Exhibit O or Exhibit Q that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

          (m) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be canceled by the Trustee.

          Section 4.03   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  If
(a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this
Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

          Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of
Section 4.02 and Article X, the Master Servicer, the Depositor, the Certificate Insurer and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Master Servicer, the Depositor, the Certificate Insurer and the Trustee shall not be affected by notice to the contrary.

                                   ARTICLE V

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

          Section 5.01 APPOINTMENT OF THE MASTER SERVICER. (a) ________ agrees to act as the Master Servicer and to perform all servicing duties under this Agreement subject to the terms hereof.

          (b) The Master Servicer shall master service and administer the Mortgage Loans on behalf of the Trustee and shall have full power and authority, acting alone or through one or more Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall execute for the Master Servicer any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

          In servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Master Servicer pursuant to this Agreement.

          Costs incurred by the Master Servicer in effectuating the timely payment of taxes and assessments on the property securing a Mortgage Note and foreclosure costs may be added by the Master Servicer to the amount owing under such Mortgage Note where the terms of such Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note and Mortgage Loan, the Monthly Payments on the Mortgage Note and Mortgage Loan or distributions to be made to Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04.

          (c) Subject to Section 5.12, the Master Servicer is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, the Trustee shall execute any powers of attorney furnished to the Trustee by the Master Servicer and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

          (d) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.24, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 5.24, the Trustee or its designee approved by the Certificate Insurer (which approval shall not be unreasonably withheld) shall assume all of the rights and obligations of the Master Servicer, subject to Section 7.02 hereof. The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

          (e) If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-Off Date, then the Master Servicer, in such capacity, may consent to the refinancing of such senior lien; provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

          (f) The Master Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

          Section 5.02   [Reserved]

          Section 5.03 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any applicable primary mortgage insurance policy, follow such collection procedures as shall constitute Accepted Servicing Practices. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. Any provision of this agreement to the contrary notwithstanding, the Master Servicer shall not agree to the modification or waiver of any provision of a Mortgage Loan at a time when such Mortgage Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under Section 1001 of the Code, unless such exchange would not be considered a "prohibited transaction" under the REMIC Provisions.

          The Master Servicer shall establish and maintain in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall be established and maintained as an Eligible Account.

          The Master Servicer shall deposit in the Collection Account (i) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date, with respect to the Mortgage Loans, (ii) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date on or before the Cut-off Date (except for any interest accrued prior to the Cut-off Date and except for any principal received by the Depositor prior to the Cut-off Date the receipt of which is reflected on the Mortgage Loan Schedule) and (iii) thereafter, on a daily basis within two Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it (other than any amounts in respect of principal of or interest on the Mortgage Loans which, under clauses
(i) and (ii) above, are not required to be deposited in the Collection Account):

          (i) all payments received after the Cut-off Date on account of principal on the Mortgage Loans and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date;

          (ii) all payments received after the Cut-off Date on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date;

          (iii)  all Net Liquidation Proceeds;

          (iv)   all Insurance Proceeds;

          (v)    all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

          (vii) any amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.04(b), 2.04(c), 3.03(a), 3.03(c), 5.06, 5.07
     and 5.18 of this Agreement;

provided, however, that the Master Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Master Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Master Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein; provided, further, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the rate used to determine the Master Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Master Servicing Fee with respect to such Mortgage Loan. All other amounts shall be deposited in the Collection Account not later than the second Business Day following the day of receipt and posting by the Master Servicer.

          The Master Servicer may invest the funds in the Collection Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer has obtained an Opinion of Counsel (at the Master Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the last paragraph of Section 5.14 and payments in the nature of prepayment charges, late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Master Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders until disbursed in accordance with Section 6.01 or withdrawn in accordance with Section 5.04.

          (b) Prior to the time of their required deposit in the Collection Account, all amounts required to be deposited therein may be deposited in an account in the name of Master Servicer, provided that such account is an Eligible Account. All such funds shall be held by the Master Servicer in trust for the benefit of the Certificateholders and the Certificate Insurer pursuant to the terms hereof.

          (c) The Collection Account may, upon written notice by the Trustee to the Certificate Insurer, be transferred to a different depository so long as such transfer is to an Eligible Account.

          Section 5.04 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Master Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

          (a) to reimburse itself for any accrued unpaid Master Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances. The Master Servicer's right to reimbursement for unpaid Master Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Periodic Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans;

          (b) to reimburse itself for any Periodic Advances or Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

          (c) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

          (e) to pay itself Servicing Compensation pursuant to Section 5.14 hereof to the extent not retained or paid pursuant to Section 5.03, 5.04 or 5.14;

          (f) to pay to the Depositor with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 8.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

          (g) to pay to the Depositor with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date;

          (h) to make deposits to the Distribution Accounts (which shall include the Trustee Fee) in the amounts and in the manner provided for herein;

          (i) to pay itself any interest earned on or investment income earned with respect to funds in the Collection Account;

          (j) to reimburse itself or the Depositor pursuant to Section 11.01;
              and

          (k) to clear and terminate the Collection Account upon the termination of this Agreement.

          The Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

          Section 5.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES. With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting casualty insurance coverage.

          With respect to each Mortgage Loan as to which the Master Servicer maintains escrow accounts, the Master Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Master Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Master Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

          Section 5.06 MAINTENANCE OF CASUALTY INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (at the expense of the borrower or, if required by the terms of the Mortgage Loan and not paid for by the borrower, at the expense of the Trust Fund) a casualty insurance policy with extended coverage issued by a generally acceptable insurer in an amount which is not less than the full insurable value of the Mortgaged Property securing such Mortgage Loan or the unpaid principal balance of such Mortgage Loan, whichever is less; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. If, upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained (at the expense of the borrower or, if required by the terms of the Mortgage Loan and not paid for by the borrower, at the expense of the Trust
Fund) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the unpaid principal balance of the Mortgage Loan, (ii) the full insurable value and (iii) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended. The Master Servicer shall also maintain similar fire insurance coverage and, if applicable, flood insurance on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Mortgage Loan at the time of such foreclosure or grant of deed in lieu of foreclosure; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. It is understood and agreed that such insurance shall be with insurers approved by the Master Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Pursuant to Section 5.03, any amounts collected by the Master Servicer under any insurance policies maintained pursuant to this Section 5.06 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices) shall be deposited into the Collection Account, subject to withdrawal pursuant to
Section 5.04 unless such insurance was not required by the terms of the Mortgage Loan. Any cost incurred by the Master Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note or Mortgage Loan, the Monthly

Payments on the Mortgage Note or the distributions to be made to the Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04. In the event that the Master Servicer shall obtain and maintain a blanket policy issued by an insurer that is acceptable to FNMA or FHLMC, insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation as set forth in the first sentence of this Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related mortgaged or acquired property an insurance policy complying with the first sentence of this Section 5.06 and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

          Section 5.07   MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY.
In the event that the Master Servicer shall obtain and maintain a blanket policy (the "Mortgage Impairment Insurance Policy") with an insurer either (i) having a General Policy rating of A:VIII or better in Best's Key Rating Guide or (ii) approved in writing by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.06, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.06, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.06, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.06 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer, the Trustee or any Certificateholder, the Master Servicer shall cause to be delivered to the Certificate Insurer, the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

          Section 5.08 FIDELITY BOND; ERRORS AND OMISSIONS POLICY. (a)The Master Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy (an "Errors and Omissions Policy"), in a minimum amount acceptable to FNMA or FHLMC or, if _______ is the Master Servicer or if the Trustee is the successor Master Servicer, in an amount generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

          (b) The Master Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such a Fidelity Bond and Errors and Omissions Policy and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Master Servicer. Any such Fidelity Bond and Errors and Omissions Policy shall not be cancelled or modified in a materially adverse manner without 10 days prior written notice to the Certificate Insurer.

          Section 5.09 COLLECTION OF TAXES, ASSESSMENTS AND OTHER ITEMS; SERVICING ACCOUNT. In addition to the Collection Account, the Master Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Master Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund. The Master Servicer shall advance the payments referred to in the first sentence of this Section 5.09 that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or otherwise.

          Section 5.10 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION; ADDITIONAL INFORMATION. The Trustee shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with the foregoing shall be reimbursed pursuant to
Section 9.05 and shall not be paid by the Trust Fund.

          The Master Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

          Section 5.11 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. In any case in which a Mortgaged Property is about to be conveyed by the Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable thereon) and the Master Servicer has knowledge of such prospective conveyance, the Master Servicer shall effect assumptions in accordance with the terms of any due-on-sale provision contained in the related Mortgage Note or Mortgage. The Master Servicer shall enforce any due-on-sale provision contained in such Mortgage Note or Mortgage to the extent the requirements thereunder for an assumption of the Mortgage Loan have not been satisfied to the extent permitted under the terms of the related Mortgage Note, unless such provision is not exercisable under applicable law and governmental regulations or in the Master Servicer's judgment, such exercise is reasonably likely to result in legal action by the Mortgagor, or such conveyance is in connection with a permitted assumption of the related Mortgage Loan. Subject to the foregoing, the Master Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized, to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. In connection with such assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual for mortgage loans similar to the Mortgage Loans and as it applies to mortgage loans owned solely by it. The Master Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate of the related Mortgage Note, the payment terms and other material terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as servicing compensation.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the property subject to the Mortgage or any assumption of a Mortgage Loan by operation of law which the Master Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Master Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor.

          Section 5.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS. (a) Except as provided in the last two paragraphs of this Section 5.12(a), the Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.03. In connection with such foreclosure or other conversion, the Master Servicer shall follow Accepted Servicing Practices. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that
(i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawal from the Collection Account pursuant to Section 5.04) or otherwise. The Master Servicer shall be entitled to reimbursement of the Master Servicing Fee and other amounts due it, if any, to the extent, but only to the extent, that withdrawals from the Collection Account with respect thereto are permitted under Section 5.04.

          The Master Servicer may foreclose against the Mortgaged Property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be issued to the Master Servicer on behalf of the Trustee in the name of the Trustee on behalf of the Certificateholders. The Master Servicer shall administer the REO Property so that it qualifies at all times as "foreclosure property," within the meaning of Section 860G(a)(8) of the Code, and shall not permit any income to be earned with respect thereto that is "net income from foreclosure property" within the meaning of Section 860G(d) of the Code or "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be a Mortgage Loan held in the Trust Fund until such time as the related Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan:

          (i) It shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds received in any month pursuant to the succeeding clause.

          (ii) Net REO Proceeds received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then Unpaid REO Amortization, the excess shall be treated as a Curtailment received in respect of such Mortgage Loan.

          (iii) Only that portion of Net REO Proceeds allocable to interest that bears the same relationship to the total amount of Net REO Proceeds allocable to interest as the rate of the Master Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Master Servicing Fee with respect thereto.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or reasonably foreseeable default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust Fund within three years after its acquisition by the Trust Fund unless (a) the Master Servicer shall have provided to the Trustee an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to three years after its acquisition (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not cause the Trust Fund to be subject to the tax on prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, or
(b) the Master Servicer (at the Trust Fund's expense) shall have applied for, at least 60 days prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. The Master Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code with respect to such property.

          Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

          In lieu of foreclosing upon any defaulted Mortgage Loan, the Master Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Master Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Master Servicer's underwriting guidelines with respect to mortgage loans owned by the Master Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption agreement will be retained by the Master Servicer as servicing compensation. Alternatively, the Master Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

          Notwithstanding the foregoing, prior to instituting foreclosure proceedings or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Master Servicer shall make, or cause to be made, inspection of the Mortgaged Property in accordance with the Accepted Servicing Practices and, with respect to environmental hazards, such procedures are as required by the provisions of the FNMA's selling and servicing guide applicable to single-family homes and in effect on the date hereof. The Master Servicer shall be entitled to rely upon the results of any such inspection made by others. In cases where the inspection reveals that such Mortgaged Property is potentially contaminated with or affected by hazardous wastes or hazardous substances, the Master Servicer shall promptly give written notice of such fact to the Certificate Insurer, the Trustee and each Class A Certificateholder. The Master Servicer shall not commence foreclosure proceedings or accept a deed-in-lieu of foreclosure for Mortgaged Property with respect to this paragraph without obtaining the written consent of the Certificate Insurer.

          (b) Promptly after the Closing Date, the Master Servicer shall, with respect to each Mortgage Loan for which the Mortgage provides a second lien on the related Mortgaged Property, cause to be recorded in the appropriate public office for real property records, where permitted by applicable law and where applicable law does not require that a second mortgagee be named as a party defendant in foreclosure or comparable proceedings in order to foreclose or otherwise preempt such mortgagee's equity of redemption, a request for notice of any action by or on behalf of any mortgagee under a Senior Mortgage Loan. The Master Servicer also shall promptly provide written notice to each mortgagee under a Senior Mortgage Loan of the existence of the related Mortgage Loan and request notification of any action taken or to be taken against the related Mortgagor or Mortgaged Property by or on behalf of such mortgagee in respect of such Senior Mortgage Loan.

          (c) Upon becoming aware that a Senior Mortgage Loan has come into default or of any action that the related mortgagee has taken or may take in respect thereof, the Master Servicer shall, consistent with the REMIC Provisions, take such actions as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by Accepted Servicing Practices. The Master Servicer, however, shall not be required to expend its own funds in connection therewith unless it shall determine that such expense will be recoverable to it. All such expenses shall be included as Liquidation Expenses pursuant to the definition thereof, and shall be reimbursable from the related Liquidation Proceeds in accordance with Section 5.04.

          Section 5.13 TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee in the form of a Request for Release in the form attached hereto as Exhibit H (which request shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.03 have been or shall be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such Request for Release, the Trustee, or the Custodian on its behalf, shall promptly release the related Mortgage File to the Master Servicer. Upon any such payment in full, the Master Servicer is authorized to give, as agent for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In connection therewith, the Trustee shall execute and return to the Master Servicer any required power of attorney provided to the Trustee by the Master Servicer and other required documentation in accordance with Section 5.01(c). From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release signed by a Servicing Officer, release, or cause the Custodian to release, the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to the Request for Release hereinabove specified, the Mortgage File shall be delivered by the to the Master Servicer.

     Section 5.14 MASTER SERVICING FEE; MASTER SERVICING COMPENSATION. The Master Servicer shall be entitled, at its election, either (a) to pay itself the Master Servicing Fee out of any Mortgagor payment on account of interest or Net REO Proceeds prior to the deposit of such payment in the Collection Account or
(b) to withdraw from the Collection Account such Master Servicing Fee pursuant to Section 5.04. The Master Servicer shall also be entitled, at its election, either (a) to pay itself the Master Servicing Fee in respect of each delinquent Mortgage Loan out of Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 5.03(a) to withdraw from the Collection Account the Master Servicing Fee in respect of each such Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 5.04(a).

     Master Servicing compensation in the form of Net Foreclosure Profits, prepayment penalties, assumption fees, late payment charges, tax service fees, fees for statement of account or payoff of the Mortgage Loan (to the extent permitted by applicable law) or otherwise shall be retained by the Master Servicer and are not required to be deposited in the Collection Account. The aggregate Master Servicing Fee is reserved for the administration of the Trust Fund and, in the event of replacement of the Master Servicer as master servicer of the Mortgage Loans, for the payment of other expenses related to such replacement. The aggregate Master Servicing Fee shall be offset as provided in
Section 5.20. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 5.15 REPORTS TO THE TRUSTEE AND THE DEPOSITOR; COLLECTION ACCOUNT STATEMENTS. Not later than 15 days after each Distribution Date, the Master Servicer shall provide to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, stating that all distributions required by this Agreement to be made by the Master Servicer on behalf of the Trustee have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 6.01(c). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

     Section 5.16 ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer will deliver to the Trustee, the Certificate Insurer and the Rating Agencies on or before

________ each year, beginning with _____, 199_, an Officers' Certificate stating as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officers' Certificate shall be accompanied by the statement described in Section
5.17 of this Agreement. Copies of such statement shall, upon request, be provided to any Certificateholder by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies.

     Section 5.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before _________ of every year, beginning with _______, 199_, the Master Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Trustee, the Certificate Insurer and the Rating Agencies to the effect that, on the basis of an examination of certain documents and records relating to the servicing of the mortgage loans being serviced by the Master Servicer under pooling and servicing agreements similar to this Agreement, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with this Agreement. Copies of such statement shall, upon request, be provided to Certificateholders by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies. For purposes of such statement, such firm may conclusively presume that any pooling and servicing agreement which governs mortgage pass-through certificates offered by the Depositor (or any predecessor or successor thereto) in a registration statement under the Securities Act of 1933, as amended, is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise.

     Section 5.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. The Depositor, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee and the Certificate Insurer), but shall not be obligated, to purchase for its own account from the Trust Fund (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable and (ii) any Mortgage Loan as to which the Originator has breached a representation or warranty to JVMC regarding the characteristics of such Mortgage Loan. Any such purchase shall be in the manner and at the price specified in Section 2.04(b); provided, however, that the aggregate Principal Balances of the Mortgage Loan as of the Cut-Off Date repurchased pursuant to this provision shall not exceed [____]% of the Pool Principal Balance of the Mortgage Loans as of the Cut-off Date. The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such

Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.19 REPORTS TO BE PROVIDED BY THE MASTER SERVICER. The Master Servicer agrees to make available on a reasonable basis to the Certificate Insurer a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Master Servicer or the financial statements of the Master Servicer and to permit the Certificate Insurer to inspect the Master Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer that the Master Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

     Section 5.20 ADJUSTMENT OF MASTER SERVICING COMPENSATION IN RESPECT OF PREPAID MORTGAGE LOANS. The aggregate amount of the Master Servicing Fees that the Master Servicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Prepayment Interest Shortfall with respect to all Mortgage Loans which were subjects of Principal Prepayments in Full or Curtailments during the month preceding the month of such Distribution Date. The amount of any offset against the aggregate Master Servicing Fee with respect to any Distribution Date under this Section 5.20 shall be limited to the aggregate amount of the Master Servicing Fees otherwise payable to the Master Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to (i) scheduled payments having the Due Date occurring in the month of such Distribution Date received by the Master Servicer prior to the Remittance Date, and (ii) Principal Prepayments in Full, Curtailments and Liquidation Proceeds received in the month preceding the month in which such Distribution Date occurs, and the rights of the Certificateholders to the offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

     Section 5.21 PERIODIC ADVANCES. If, on any Remittance Date, the Master Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Remittance Date have not been received as of the close of business on the Business Day preceding such Remittance Date, the Master Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Master Servicer shall, on the Remittance Date, deliver in a computer-readable form (including electronic transmission) to the Trustee indicating the payment status of each Mortgage Loan as of the Business Day prior to such Remittance Date. The Master Servicer shall include in the amount to be deposited in the related Certificate Account on such Remittance Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the related Certificate Account on or before the Business Day preceding any such future Remittance Date to the extent that funds in the related Certificate Account on such Remittance Date shall be less than payments to Certificateholders required to be made on such date.

     The Master Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 5.04.

     Section 5.22 THIRD PARTY CLAIMS. The Trustee shall reimburse the Depositor from amounts otherwise distributable on the Class R Certificates for all amounts advanced by the Depositor pursuant to the second sentence of Section 4.03(a)(ii) of the Purchase Agreement except when the relevant claim relates directly to the failure of the Depositor to perform its duties in compliance with the terms of the Purchase Agreement.

     Section 5.23 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE MASTER SERVICER. (a) The Master Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

     (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of at least $15,000,000, and in all events shall be the successor of the Master Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

     Section 5.24 ASSIGNMENT OF AGREEMENT BY MASTER SERVICER; MASTER SERVICER NOT TO RESIGN. The Master Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Certificate Insurer and the Trustee or upon the determination that the Master Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Master Servicer without incurring, in the reasonable judgment of the Certificate Insurer, unreasonable expense. Any such determination that the Master Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Master Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Master Servicer) to such effect delivered to the Trustee, the Depositor and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Master Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Master Servicer shall provide the Trustee, the Rating Agencies and the Certificate Insurer with 30 days prior written notice of its intention to resign pursuant to this Section 5.24.

     Section 5.25 INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER. The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

                                  ARTICLE VI

                          DISTRIBUTIONS AND PAYMENTS

          Section 6.01 ESTABLISHMENT OF DISTRIBUTION ACCOUNTS; DEPOSITS TO THE DISTRIBUTION ACCOUNTS. (a) The Trustee shall establish and maintain a Distribution Account which shall be titled "Distribution Account, _____________________, as trustee for the registered holders of JV Capital Trust, Residential Mortgage-Backed Certificates, Series 199_-_, Class A, Class B and Class R" which shall be an Eligible Account.

          (b) The Master Servicer may direct the Trustee in writing to invest the funds in the Distribution Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer has delivered to the Trustee an Opinion of Counsel (at the Master Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the related Distribution Account by the Master Servicer out of its own funds immediately as realized.

          (c) On each Determination Date, the Master Servicer shall cause to be deposited in the Distribution Account, from funds on deposit in the Collection Account, an amount equal to the Available Distribution Amount.

          Section 6.02   PERMITTED WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT.
                         ---------------------------------------------------
The Trustee shall withdraw or cause to be withdrawn funds from the Distribution Account for the following purposes:

          (a)  to effect the distributions described in Section 6.05;

          (b) to pay to the Depositor with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;

          (c) to pay the Master Servicer any interest earned on or investment income earned with respect to funds in the Distribution Accounts;

          (d) to return to the Collection Account any amount deposited in the Distribution Account that was not required to be deposited therein;

          (e) to make reimbursements to itself in accordance with Section 9.05; and

          (f) to clear and terminate the Distribution Accounts upon termination of any of the Trust Fund pursuant to Article VIII.

          The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Account pursuant to each of subclauses (a) through (f) listed above.

          Section 6.03 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Master Servicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, as part of the Trust Fund and shall apply it as provided in this Agreement.

          Section 6.04 THE CERTIFICATE INSURANCE POLICY. (a) Within two Business Days after each Determination Date the Trustee shall determine with respect to the immediately following Distribution Date the amount to be on deposit in the Distribution Account on such Distribution Date as a result of the Master Servicer's remittance of the Available Distribution Amount on the related Determination Date plus any amounts on deposit in the Reserve Fund available to pay amounts pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation, and not including the amount of any Insured Payment which is required to be deposited in the Distribution Account for such Distribution Date.

          (b) If on any Distribution Date there is a Distribution Account Shortfall, the Trustee shall complete a Notice in the form of Exhibit A to the related Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second Policy Business Day preceding such Distribution Date as a claim for an Insured Payment in an amount equal to such Distribution Account Shortfall.

          (c) The Trustee shall establish a separate Eligible Account for the benefit of Holders of the Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit upon receipt any amount paid under the Certificate Insurance Policy in the Certificate Insurance Payments Account and distribute such amount only for purposes of payment to Certificateholders of the Insured Distribution Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay the Insured Distribution Amount shall be transferred by the Trustee from the Certificate Insurance Payments Account to the Certificate Account on the related Distribution Date and disbursed by the Trustee to Certificateholders in accordance with Section 6.05. It shall not be necessary for payments made under the Certificate Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section 6.05. However, the amount of any payment of principal or of interest on the Certificates to be paid from funds transferred from the Certificate Insurance Payments Account shall be noted as provided in paragraph (d) below. Funds held in the Certificate Insurance Payments Account shall not be invested. Any funds remaining in the Certificate Insurance Payments Account on the first Policy Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Policy Business Day.

          (d) The Trustee Remittance Report shall indicate the amount of interest and principal paid in respect of the Class A Certificates from moneys received under the Certificate Insurance Policy.

          (e) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Payment has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to Certificateholders of the affected Certificates that, in the event any Certificateholder's Insured Payment is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or the Certificate Insurer's fiscal agent, if any, and the Trustee shall furnish to the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from Certificateholders, and dates on which such payments were made.

          (f) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Certificateholder, by its purchase of Certificates, the Master Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Master Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          Section 6.05 DISTRIBUTIONS. (a) No later than 12:00 noon New York time on each Determination Date, the Master Servicer shall deliver to the Trustee a report in computer-readable form (including electronic transmission, provided that a portion of such report relating to certain delinquency information may be delivered in hard copy form rather than computer-readable form) containing such information as to each Mortgage Loan as of such date and such other information as the Trustee shall reasonably require.

          (b) On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and order of priority (the "Available Distribution Amount Allocation"):

          (i) to the Class A Certificateholders, the Class A Interest Distribution Amount;

          (ii) to the Class A Certificateholders, the Class A Formula Principal Distribution Amount, until the Principal Balance of the Class A Certificates has been reduced to zero;

          (iii)  to the Certificate Insurer, the Premium Amount;

          (iv)   to the Certificate Insurer, the Unreimbursed Insurer Amounts;

          (v) to the Reserve Fund, an amount up to the lesser of (a) the Required Deposit and (b) the Formula Excess Interest Amount;

          (vi) to the Class B Certificateholders, the Class B Interest Distribution Amount;

          (vii) to the Class A Certificateholders, the Unrecovered Principal Amounts, if any, for such Distribution Date and all prior Distribution Date that have not previously been distributed pursuant to this clause until the Principal Balance of the Class A Certificates is reduced to zero;

          (viii) to the Class B Certificateholders, the Class B Formula Principal Distribution Amount, until the Principal Balance of the Class B Certificates is reduced to zero;

          (ix) to the Class B Certificateholders, the Class B Loss Amounts not previously distributed pursuant to this clause; and

          (x)    any remaining amount to the Class R Certificateholders.

          Section 6.06 INVESTMENT OF ACCOUNTS. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account (other than the Certificate Insurance Payments Account) held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Master Servicer (with respect to the Distribution Accounts) or the Depositor (with respect to the Pre-Funding Account and the Interest Coverage Accounts) in one or more Permitted Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Master Servicer does not provide investment directions, the Trustee shall invest all Accounts in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

          (b) Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection
(b) of this Section 6.06).

          (c) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in any Account (excluding the Reserve Fund) shall be for the benefit of the Master Servicer as servicing compensation (in addition to the Master Servicing Fee). The Master Servicer shall deposit in each Account (excluding the Reserve Fund the amount of any loss incurred in respect of any Permitted Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds.

          Section 6.07 REPORTS BY TRUSTEE. (a) On each Distribution Date the Trustee shall provide to each Holder, to the Master Servicer, to the Certificate Insurer, to the Underwriters, to the Depositor and to the Rating Agencies a written report (the "Trustee Remittance Report"), setting forth information including, without limitation, the following information:

          (i) the amount of the distribution with respect to the Class A Certificates, the Class B and Class R Certificates;

          (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein;

          (iii) the amount of such distributions allocable to interest and the calculation thereof;

          (iv) the Certificate Balance of the Class A Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

          (v) the amount of any Insured Payment included in the amounts distributed to the Class A Certificateholders on such Distribution Date;

          (vi) the Certificate Balance of the Class B Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

          (vii) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such distribution;

          (viii) the amounts, if any, of any Liquidation Loan Losses for the related Due Period and the cumulative amount of Liquidated Loan Losses from the Closing Date;

          (ix) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased pursuant to Section 5.18 for the related Distribution Date and since the closing date the cumulative number and Principal Balance of Mortgage Loans purchased pursuant to Section 5.18.

          (x) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04 for the related Distribution Date and, since the Closing Date, the cumulative number and Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04;

          (xi) the amount of any Reserve Fund payment included in the amount distributed to the Class A Certificateholder on such Distribution Date;

          (xii) the amount on deposit in the Reserve Fund;

          Items (i), (ii) and (iii) above shall, with respect to the Class A and Class B Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year. Such information shall be deemed to have been furnished if provided pursuant to the requirements of the Code from time to time in force.

          (b) All distributions made to the Class A Certificates, the Class B Certificates and the Class R Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if, in the case of a Class A or Class B Certificateholder, such Certificateholder shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

          (c) In addition, on each Distribution Date the Trustee will distribute to each Holder, to the Certificate Insurer, to the Master Servicer, to the Depositor and to the Rating Agencies, together with the information described in subsection (a) preceding, the following information with respect to the Mortgage Loans as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Master Servicer and furnished to the Trustee for such purpose on or prior to the related Determination Date:

               (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number and aggregate principal balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

               (ii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

          (iii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

          (iv) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and
     (i)(C);

          (v) the weighted average Mortgage Interest Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

          (vi) the weighted average remaining term to stated maturity of all Mortgage Loans; and

          (vii) the book value of any REO Property.

          Section 6.08 ADDITIONAL REPORTS BY TRUSTEE. (a) The Trustee shall report to the Depositor, the Master Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Depositor, the Master Servicer or the Certificate Insurer may from time to time request in writing.

          (b) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer with respect to its actual knowledge, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in the Purchase Agreement or in Section 3.01 or 3.02 hereof.

          Section 6.09 COMPENSATING INTEREST. Not later than the close of business on the third Business Day prior to the Distribution Date, the Master Servicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the related Certificate Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and Curtailments during the related Due Period and (b) its aggregate Master Servicing Fees payable in the related Due Period and shall not have the right to reimbursement therefor (the "Compensating Interest").

          Section 6.10 EFFECT OF PAYMENTS BY THE CERTIFICATE INSURER; SUBROGATION. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from the Trust Fund. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Class A Certificates, and (b) the Certificate Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

          Section 6.11 ALLOCATION OF LIQUIDATED LOAN LOSSES. Prior to each Distribution Date the Master Servicer shall determine the total amount of related Liquidated Loan Losses, if any, that occurred during the related Due Period with respect to the Loans. The amount of such Liquidated Loan Losses shall be evidenced by an Officer's Certificate to be delivered to the Trustee not later than the Remittance Date. On each Distribution Date, the principal portion of all Liquidated Loan Losses on the Mortgage Loans shall increase the Subordination Deficit in the manner described in this Agreement.

          Section 6.12   RESERVE FUND.   (a) No later than the Closing Date, the
Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Reserve Fund Account, ____________________ as trustee for the registered holders of JV Capital Trust Residential Mortgage Backed Certificates, Series 199__-__" (the "Reserve Fund"). Funds deposited in the Reserve Fund shall be held in trust by the Trustee for the Holders of the Class A Certificates and the Certificate Insurer for the uses and purposes set forth herein. The Trustee will invest funds deposited in the Reserve Fund in Permitted Investments of the kind described in clause (d) of the definition of Permitted Investments with a maturity date no later than the second Business Day preceding each Distribution Date.

          On each distribution Date, the Trustee will deposit into the Reserve Fund, the amount available from the application of clause (v) of the Available Distribution Amount Allocation. Subject to clause (b) below, the "Required Deposit" on any Distribution Date will equal (a) until the total amount deposited into the Reserve Fund through the application of clause

(v) of the Available Distribution Amount Allocation equals $____, an amount equal to $____ less the amounts deposited into the Reserve Fund through the application of clause (v) of the Available Distribution Amount Allocation on prior Distribution Dates or (b) once the total amount deposited into the Reserve Fund through the application of clause (v) of the Available Distribution Amount Allocation equals $____, the amount, if any, needed so that the amount in the Reserve Fund on the applicable Distribution Date equals $_____.

          (b) On each Distribution Date, the funds in the Reserve Fund will be applied by the Trustee in the following order of priority:

          (i) to make any required Periodic Advance that the Master Servicer fails to make;

          (ii) to the Class A Certificateholders, the difference, if any between (A) the sum of the Class A Interest Distribution Amount and the Class A Formula Principal Distribution Amount for such distribution Date and (B) the amounts distributed to the Class A Certificateholders pursuant to clauses (i) and (ii) of the Available Distribution Amount Allocation;

          (iii) to the Certificate Insurer, any Premium Amount not caused by the distribution pursuant to clause (iii) of the Available Distribution Amount Allocation; and

          (iv) to the Certificate Insurer, any unreimbursed Insurer Amounts not covered by the distribution pursuant to clause (iv) of the Available Distribution Amount Allocation.

          Notwithstanding any other provision in this Section 6.12, the aggregate amount distributed from the Reserve Fund pursuant to clause (ii) above over the life of the Trust Fund shall not exceed $____. If an aggregate of $_____ has been applied pursuant to clause (ii) above, then the Required Deposit will equal such amount as is necessary to reinstate the amount in the Reserve Fund one time up to $_____ from the application of clause (v) of the Available Distribution Amount Allocation. Amounts in the Reserve Fund shall only be applied pursuant to clause (i) above.

          (c) Collection of late Monthly Payments previously covered by a Periodic Advance from the Reserve Fund will be deposited into the Reserve Fund but only until the total amount in the Reserve Fund equals $_______.

          (d) Funds remaining in the Reserve Fund after the Certificate Balance of the Class A Certificates has been reduced to zero shall be distributed to the Holders of the Class R Certificates.

                                  ARTICLE VII

                                    DEFAULT

     Section 7.01 EVENTS OF DEFAULT. (a) "Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to remit to the Trustee any payment, other than a Servicing Advance, required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for two Business Days after the earlier of (a) knowledge of the Master Servicer of such failure and (b) date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

          (ii) the failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days after the earlier of (a) knowledge of the Master Servicer of such failure and (b) date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

          (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct which continues unremedied for a period of 30 days (or 15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer, as the case may be, by the Depositor or the Trustee or to the Master Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property;

          (vi) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied the Trustee shall, but only at the direction of the Certificate Insurer or the Majority Certificateholders and with the prior written consent of the Certificate Insurer, by notice in writing to the Master Servicer and a Responsible Officer of the Trustee, and in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as master servicer. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, at the expense of the Master Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Master Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Master Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default.

          Section 7.02 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01, or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Master Servicer is removed as Master Servicer pursuant to Article VII, in which event the Trustee shall promptly notify the Rating Agencies, except as otherwise provided in Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any master servicer prior to it and including, without limitation, the obligations of the Master Servicer set forth in Sections 2.04 and 3.03. The Trustee, as successor master servicer, or any other successor master servicer shall be obligated to pay Compensating Interest pursuant to Section 6.09 in any event and to make advances pursuant to
Section 5.21 unless, and only to the extent the Trustee as successor master servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(b), 5.04(g) or 5.04(j), such determination to be evidenced by a certification of a Responsible Officer of the Trustee, as successor master servicer delivered to the Certificate Insurer.

          (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders with the consent of the Certificate Insurer or the Certificate Insurer so requests in writing to the Trustee, appoint, pursuant to the provisions set forth in paragraph (c) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.

          (c) In the event the Trustee is the successor master servicer, it shall be entitled to Master Servicing Compensation (including the Master Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 5.14 hereof as the Master Servicer. In the event the Trustee is unable or unwilling to act as successor master servicer, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the aggregate Master Servicing Fees hereunder as servicing compensation, together with the other Master Servicing Compensation. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor.

          (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, at the Master Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Master Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Master Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor master servicer. Neither the Trustee nor any other successor master servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer hereunder. No appointment of a successor to the Master Servicer hereunder shall be effective until the Trustee and the Certificate Insurer shall have consented in writing thereto, and written notice of such proposed appointment shall have been provided by the Trustee to the Certificate Insurer and to each Certificateholder. The Trustee shall not resign as master servicer until a successor master servicer reasonably acceptable to the Certificate Insurer has been appointed.

          (e) Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer pursuant to Section 5.14, together with other Master Servicing Compensation. The Master Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          Section 7.03 WAIVER OF DEFAULTS. The Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Master Servicer as master servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

          Section 7.04  MORTGAGE LOANS, TRUST FUND AND ACCOUNTS HELD FOR
BENEFIT OF THE CERTIFICATE INSURER. (a) The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

          (b) The Master Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

                                 ARTICLE VIII

                                  TERMINATION

          Section 8.01 TERMINATION. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Master Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust Fund established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

          (b) In addition, subject to Section 8.02, the Master Servicer may, at its option and at its sole cost and expense, terminate this Agreement on any date on which the related Pool Principal Balance is less than 10% of the sum of
(x) the aggregate of the Principal Balances of the Mortgage Loans on the Cut-off Date plus (y) the aggregate of the Principal Balances of the Subsequent Mortgage Loans on their respective Subsequent Cut-off Dates, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the sum of (i) 100% of the Principal Balance of each such outstanding Mortgage Loan and each REO Property, (ii) the aggregate amount of accrued and unpaid interest on such Mortgage Loans through the related due period and 30 days' interest on such Mortgage Loans at a rate equal to the related Mortgage Interest Rate (net of the Master Servicing Fee) with respect to such Mortgage Loan, (iii) any unreimbursed amounts due to the Certificate Insurer under this Agreement or the Insurance Agreement, (iv) the amount of any unreimbursed Servicing Advances made by the Master Servicer with respect to the related Mortgage Loans and (v) any excess of the actual stated principal balance of each such Mortgage Loan and REO Property over the Principal Balance thereof, the aggregate amount of accrued and unpaid interest on such excess through the related due period and 30 days' interest on such excess at a rate equal to the related Mortgage Interest Rate with respect to each related Mortgage Loan. Any such purchase shall be accomplished by deposit into the Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Master Servicer for the amount of any unpaid Master Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to the related Mortgage Loans. No such termination is permitted without the prior written consent of the Certificate Insurer (i) if it would result in a draw on the Certificate Insurance Policy or (ii) unless the Master Servicer shall have delivered to the Certificate Insurer an opinion of counsel reasonably satisfactory to the Certificate Insurer stating that no amounts paid hereunder are subject to recapture as preferential transfers under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

          (c) If on any Distribution Date, the Master Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than funds in the related Distribution Account, the Master Servicer shall send a final distribution notice promptly to the related Certificateholders in accordance with paragraph (d) below.

          (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to the Certificateholders mailed during the month of such final distribution before the Distribution Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Master Servicer shall give such notice to the Trustee therein specified. The Master Servicer shall give such notice to the Trustee at the time such notice is given to the Certificateholders. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Master Servicer with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties in the Trust Fund as set forth above and when the aggregate Security Balance of the Certificates has been reduced to zero.

          (e) In the event that all Certificateholders do not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Master Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Class R Certificateholders for payment. Such funds shall remain uninvested.

          Section 8.02 ADDITIONAL TERMINATION REQUIREMENTS. (a) In the event that the Master Servicer exercises its purchase option with respect to the Trust Fund as provided in Section 8.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 8.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

            (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the REMIC shall terminate at that time.

          (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

          Section 8.03 ACCOUNTING UPON TERMINATION OF MASTER SERVICER. Upon termination of the Master Servicer, the Master Servicer shall, at its expense:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the funds in any Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all of the Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Master Servicer" under this Agreement.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

          Section 9.01 DUTIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Originator hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and will provide notice thereof to the Certificate Insurer.

          The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

          The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          Section 9.02 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

          (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by at least a 25% Percentage Interest of any Class of Class A Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

          (g) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (h) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

          Section 9.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Accounts or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 6.01.

          Section 9.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 9.05 PAYMENT OF TRUSTEE'S FEES. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

          The Master Servicer covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties hereunder.

          Section 9.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agencies rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 9.07 RESIGNATION AND REMOVAL OF THE TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Certificate Insurer, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall, with the written consent of the Certificate Insurer, promptly appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agencies in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Master Servicer, with the written consent of the Certificate Insurer, may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of

Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Master Servicer.

          The Majority Certificateholders, with the written consent of the Certificate Insurer, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Master Servicer.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08.

          Section 9.08 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Master Servicer, the Certificate Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all of the Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register provided that the Master Servicer has received such Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

          Section 9.09 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 9.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X

                               REMIC PROVISIONS

          Section 10.01  REMIC ADMINISTRATION.  (a) The Trustee shall make an
                         --------------------
election to treat the Trust Fund as a REMIC under the Code, and if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of the REMIC election in respect of the Trust Fund, (i) the Class A Certificates and the Class B Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole Class of "residual interest" in the REMIC. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the REMIC regular interests and the interests represented by the Certificates.

          (b) The Closing Date is hereby designated as the Startup Day of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Master Servicer or the Depositor, then the Master Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee, as agent for the tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Holder of the largest Percentage Interest in the Class R Certificates from time to time is hereby designated as Tax Matters Person with respect to the Trust Fund and hereby irrevocably appoints and authorizes the Trustee to act its agent to perform the duties of the Tax Matters Person with respect to the Trust Fund. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.

          (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder, other than Tax Returns required to be filed by the Master Servicer pursuant to Section
5.25. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R

Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

          (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article V or this Article X, or otherwise (iii) against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

          (h) On or before April 15 of each calendar year, commencing April 15, 1997, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

          (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

          (j) The Trustee shall not accept any contributions of assets to the Trust Fund unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the Class A Certificates is ___________ 25, 20__.

          (m) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q.

          Section 10.02 PROHIBITED TRANSACTIONS AND ACTIVITIES. Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article VIII of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Distribution Accounts for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the

Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.03 MASTER SERVICER AND TRUSTEE INDEMNIFICATION. (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

          (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article V with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer pursuant to Section 5.25 that contain errors or omissions.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

          Section 11.01 LIMITATION ON LIABILITY OF THE DEPOSITOR AND THE MASTER SERVICER. Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Certificate Insurer, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or the Depositor pursuant to any other Section hereof; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event the Depositor or the Master Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action, if previously approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds in the Collection Account.

          Section 11.02 ACTS OF CERTIFICATEHOLDERS. (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority

Certificateholders or the Certificate Insurer agrees to take such action or give such consent or approval.

          (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          Section 11.03 AMENDMENT. This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to obtain, maintain or improve the rating of any Class of Certificates; provided, however, that after obtaining the initial ratings set forth herein none of the Depositor, Master Servicer or Trustee is obligated to obtain, maintain or improve the rating of any Class,
(iv) to make any other provisions with respect to matters or questions arising under this Agreement which are not materially inconsistent with the provisions hereof amend this Agreement in any respect subject to the provisions below or
(v) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that in the case of clause (iv) such action shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment) or the Certificate Insurer, as evidenced either by an Opinion of Counsel (provided by the Person requesting such amendment) or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates, delivered to the Trustee and the Certificate Insurer.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders of each Class affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Certificates registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

          Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder, the Certificate Insurer, and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          Section 11.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction and at the expense of Majority Certificateholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 11.05 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Master Servicer __________________________,
Attention: _________________, (ii) in the case of JV Capital Trust, c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, DE 19890, Attention: ____________________, (iii) in the case of the Trustee, _____________________________________, Attention: __________________,
(iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of [Rating Agency], _______________, Attention:
________________,
and (vi) in the case of the Certificate Insurer, ______________, Attention:
________________. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

          Section 11.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

          Section 11.08 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Master Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and permitted assigns.

          Section 11.09 HEADINGS. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          Section 11.10 THE CERTIFICATE INSURER DEFAULT. Any right conferred to the Certificate Insurer, including, without limitation, the right to receive the Premium Amount pursuant to Section 6.05(b)(i) and 6.05(c)(i), shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

          Section 11.11 THIRD PARTY BENEFICIARY. The parties agree that each of the Originator and the Certificate Insurer are intended and shall have all rights of a third-party beneficiary of this Agreement.

          Section 11.12 INTENT OF THE PARTIES. It is the intent of the Depositor and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Section 11.13 NOTICE TO RATING AGENCIES AND CERTIFICATEHOLDER. The Trustee shall use its best efforts to promptly provide notice to the Rating

Agencies and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

          1.  Any material change or amendment to this Agreement;

          2.  The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee;

          4.  The repurchase of Mortgage Loans pursuant to Section 3.03;

          5.  The final payment to Certificateholders; and

          6. Any change in the location of the Collection Account or the Certificate Accounts.

          In addition, the Trustee shall promptly furnish to the Rating Agencies copies of the following:

          1.  Each report to Certificateholders described in Section 6.07; and

          2. Each annual independent public accountants' servicing report described in Section 5.17.

          Any such notice pursuant to this Section 11.13 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service (except in the case of notice to the Certificate Insurer which notice shall be given in accordance with Section 11.05 hereof).

          Section 11.14 GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Master Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       JV Capital Trust,
                                          as Depositor

                                       By:Wilmington Trust Company,
                                          as Owner Trustee

                                       By:_____________________________________
                                          Name:
                                          Title:


                                          as Master Servicer

                                       By:_____________________________________
                                          Name:
                                          Title:


                                          as Trustee

                                       By:_____________________________________
                                          Name:
                                          Title:

State of ____________  )
                       )  ss.:
County of ___________  )

          On the ____ day of ________, 199__ before me, a Notary Public in and for the State of _______________, personally appeared ____________________, known to me to be a ___________________ of JV Capital Trust, the business trust that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such business trust executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    _______________________________________
                                                 Notary Public


                                    My Commission expires__________________
                                                [Notary Page]

State of ___________  )
                      )  ss.:
County of __________  )

          On the ____ day of ______, 199__ before me, a Notary Public in and for the State of ____________, personally appeared _____________________, known to me to be ____________________ of _____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           _____________________________________
                                                    Notary Public

                                        My Commission expires_______________
                                                    [Notary Page]

State of ___________  )
                      )  ss.:
County of __________  )

          On the __th day of _______, 199__, before me, a Notary Public in and for the State of ________, personally appeared _______________, known to me to be _______________ of ____________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunder to set my hand and affixed my official seal the day and year in this certificate first above written.


                                           _____________________________________
                                                    Notary Public

                                        My Commission expires________________
                                                    [Notary Page]

                                   EXHIBIT A

                          Certificate Insurance Policy

                                  EXHIBIT B-1
                          FORM OF CLASS A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES, EQUAL TO A PREPAYMENT RATE OF ____% SPA (AS DEFINED IN THE PROSPECTUS SUPPLEMENT DATED ______, 19___ RELATING TO THE CLASS A CERTIFICATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________ OF OID PER $__________ OF CERTIFICATE BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $___________ OF CERTIFICATE BALANCE, COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___
                                ____% Pass-Through Rate

Date of Pooling and Servicing   Aggregate Certificate Balance of the Class A
Agreement:  _______, 199__      Certificates:  $__________

First Distribution Date:        Initial Certificate Balance of this Certificate:
____________, 199__             $______________

                                Percentage Interest:  %

                                CUSIP:


                    RESIDENTIAL MORTGAGE-BACKED CERTIFICATE
                               SERIES 199__-__

          evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ______________, as master servicer (the "Master Servicer"), and _________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and the Certificate Insurance Policy (as defined below) and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          ____________________ (the "Certificate Insurer") has issued a certificate insurance policy (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount and in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to holders of Class A Certificates on such Distribution Date.

          All distributions on this Certificate will be made or caused to be made by the Trustee in immediately available funds either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of any Person entitled thereto if such Person shall have so notified the Trustee and such Certificateholder is the registered holder of Class A Certificates the aggregate Certificate Balance of which is not less than $5,000,000.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The initial Certificate Balance of this Certificate is set forth above. The Certificate Balance hereof will be reduced by this Certificate's Percentage Interest of distributions of the Class A Formula Principal Distribution Amount.

          This Certificate is one of a duly authorized issue of Certificates issued in __________ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Distribution Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the Certificates and, in certain additional circumstances, without the consent of the holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class A Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 199__

                                           _____________________________________
                                           as Trustee

                                           By:__________________________________
                                                    Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                           _____________________________________
                                                 as Certificate Registrar


                                           By:__________________________________
                                                    Authorized Signatory

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
________________________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
________________________________________________________________________________
for the account of _____________________________________ account number
_____________________________________, or, if mailed by check, to
___________________________________________________________________. Applicable
statements should be mailed to _____________________________________. This information is provided by______________________________________________________
the assignee named above, or _____________________________, as its agent.

                                  EXHIBIT B-2
                          FORM OF CLASS B CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES, EQUAL TO A PREPAYMENT RATE OF ____% SPA (AS DEFINED IN THE PROSPECTUS SUPPLEMENT DATED ______, 19___ RELATING TO THE CLASS A CERTIFICATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________ OF OID PER $__________ OF SECURITY BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $___________ OF CERTIFICATE BALANCE, COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

          THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

Certificate No. ___

                                ____% Pass-Through Rate

Date of Pooling and Servicing   Aggregate Certificate Balance of the Class B
Agreement:_________, 199__      Certificates:  $__________


First Distribution Date:        Initial Certificate Balance of this Certificate:
____________, 199__             $______________

                                Percentage Interest:  %

                                CUSIP:

                    RESIDENTIAL MORTGAGE-BACKED CERTIFICATE

                                SERIES 199__-__

          evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ______________, as master servicer (the "Master Servicer"), and _________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master

Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          Distributions to this Certificate are Subordinate to distributions on the Class A Certificates to the extent set forth in the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount and in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to holders of Class B Certificates on such Distribution Date.

          All distributions on this Certificate will be made or caused to be made by the Trustee in immediately available funds either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of any Person entitled thereto if such Person shall have so notified the Trustee and such Certificateholder is the registered holder of Class B Certificates the aggregate Certificate Balance of which is not less than $5,000,000.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The initial Certificate Balance of this Certificate is set forth above. The Certificate Balance hereof will be reduced by this Certificate's Percentage Interest of distributions of the Class B Formula Principal Distribution Amount and certain losses as set forth in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in __________ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Distribution Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master

Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the Certificates and, in certain additional circumstances, without the consent of the holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class B Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 199__



                                  ______________________________________________
                                  as Trustee

                                  By:___________________________________________
                                                 Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates referred to in the within-mentioned Agreement.



                                  _____________________________________________
                                            as Certificate Registrar

                                  By:___________________________________________
                                            Authorized Signatory

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________
_______________________________________________________________________________

Dated:


                                 __________________________________________
                                 Signature by or on behalf of assignor


                                 __________________________________________
                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
for the account of _____________________________________ account number
_____________________________________, or, if mailed by check, to
___________________________________________________________________. Applicable
statements should be mailed to _____________________________________. This information is provided by
_________________________________________________________________, the assignee named above, or _____________________________, as its agent.

                                  EXHIBIT B-3

                          FORM OF CLASS R CERTIFICATE

          THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION 1381(A)(2)(C) OF THE CODE AND (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE BASED UPON AN OPINION OF COUNSEL THAT THE HOLDING OF AN OWNERSHIP INTEREST IN A CLASS [R] CERTIFICATE BY SUCH PERSON MAY CAUSE THE TRUST FUND OR ANY PERSON HAVING AN OWNERSHIP INTEREST IN ANY CLASS OF CERTIFICATES

(OTHER THAN SUCH PERSON) TO INCUR A LIABILITY FOR ANY FEDERAL TAX IMPOSED UNDER THE CODE THAT WOULD NOT OTHERWISE BE IMPOSED BUT FOR THE TRANSFER OF AN OWNERSHIP INTEREST IN A CLASS R CERTIFICATE TO SUCH PERSON (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE TERMS "UNITED STATES," "STATE" AND "INTERNATIONAL ORGANIZATION" SHALL HAVE THE MEANINGS SET FORTH IN SECTION 7701 OF THE CODE OR SUCCESSOR PROVISIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No. _______________________________

Date of Pooling and Servicing Agreement:
 _____________, 199__
First Distribution Date:
_____________, 199__
                                                Percentage Interest:  ___%
                   RESIDENTIAL MORTGAGE-BACKED CERTIFICATE,

                                SERIES 199__-__

          evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans sold by JV Capital Trust.

          This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed rate first lien and second lien residential mortgage loans (the "Mortgage Loans"), sold by JV Capital Trust (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, ___________________________, as master servicer (the "Master Servicer") and
_____________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Depositor, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R] Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

          No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositor shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositor, the Master Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class [R] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The Percentage Interest this Certificate is set forth above. Notwithstanding the fact this Certificate has no Certificate Principal Balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in ____ Classes designated as Residential Mortgage-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Collection Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class R Certificates. The Agreement permits, but does not require, such Class R Certificateholder, the Master Servicer or the Certificate Insurer, as applicable, to purchase at a price determined as provided in the

Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% of the Original Pool Principal Balance.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________, 199_



                                             ______________________________
                                             as Trustee

                                             By:___________________________
                                                     Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class [R] Certificates referred to in the within-mentioned Agreement.


                                             ______________________________
                                             as Certificate Registrar

                                             By:___________________________
                                                     Authorized Signatory

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          a Percentage Interest equal to ____% evidenced by the within Asset Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
__________________________
_____________________________________________________________________________.

Dated:


                                    ________________________________________
                                    Signature by or on behalf of assignor


                                    ________________________________________
                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
______________________________________________________________________________
for the account of
________________________________________________________________________________
____________ ______________________________________________________________
account number ________________, or, if mailed by check, to
_______________________________________________________________________.
Applicable statements should be mailed to _______________________________. This information is provided by ___________________________________________________,
the assignee named above, or _____________________________, as its agent.

                                   EXHIBIT C
                                 Mortgage File

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

     a. The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsement, from the originator of such Mortgage Loan to the Depositor, endorsed by the Depositor without recourse in blank and signed in the name of the Depositor by an authorized officer;

     b. The original Mortgage and any related power of attorney with evidence of recording thereon;

     c. An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located, such assignment to be in blank and signed in the name of the Depositor by an authorized officer;

     d. The original of all intervening assignments of the Mortgage showing a complete chain of assignments from the originator of such Mortgage Loan to the Depositor with evidence of recording indicated thereon;

     e. Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements; and

     f. The original policy of title insurance (or a commitment for title insurance is being held by the title insurance company pending recordation of the Mortgage) and the certificate of primary mortgage guaranty insurance, if any, issued with respect to the Mortgage Loan.

                                   EXHIBIT D
                             Mortgage Loan Schedule

                                   EXHIBIT E
                      TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

                              ___________, 199__

JV Capital Trust
[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

          Re: Pooling and Servicing Agreement, dated as of __________, 199__ among JV Capital Trust, as Depositor, ______________________, as Master Servicer, and ______________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__,

Ladies and Gentlemen:

                 In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies: (1) except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered, and (2) it has received the Certificate Insurance Policy.

                 The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                       ____________________________________
                                       as Trustee

                                        By:
                                           ________________________________
                                           Name:
                                           Title:

                                   EXHIBIT F
                       INITIAL CERTIFICATION OF TRUSTEE

                           ___________________, 19__

JV Capital Trust
[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

          Re: Pooling and Servicing Agreement, dated as of __________, 19__ among JV Capital Trust, as Depositor, _______________, as Master Servicer, and _______________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__

Ladies and Gentlemen:

                 In accordance with the provisions of Section 2.04 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                 Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                         _________________________________________
                         as Trustee

                         By:
                            ______________________________________
                            Name:
                            Title:

                                   EXHIBIT G
                       FINAL CERTIFICATION OF THE TRUSTEE

                              _____________, 19__

JV Capital Trust

[Address]
[City, State, Zip]

[Master Servicer]

[Certificate Issuer]

          Re: Pooling and Servicing Agreement, dated as of ________, 199__ among JV Capital Trust, as Depositor, _____________________, as Master Servicer, and _____________________, as Trustee, Residential Mortgage-Backed Certificates, Series 199__-__

Ladies and Gentlemen:

               In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                              ___________________________________
                              as Trustee

                              By:
                                 ________________________________
                                 Name:
                                 Title:

                                   EXHIBIT H
                       REQUEST FOR RELEASE OF DOCUMENTS

                              _____________, 19__

To:  [Trustee]

     Re: JV Capital Trust, Residential Mortgage-Backed Certificates, series
         199__-__

          In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:

__________________________

MORTGAGE LOAN NUMBER:

__________________________

                  REASON FOR REQUESTING DOCUMENTS (check one)

_____                           1.  Mortgage Loan Paid in Full (Master Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

_____                           2.  Mortgage Loan Liquidated (Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection
                                    Account.)

_____                           3.  Mortgage Loan in Foreclosure _____ 4. Mortgage Loan Repurchased Pursuant to Section 5.18 of
                                    the Pooling and Servicing Agreement.

_____                           5.  Mortgage Loan Repurchased or Substituted pursuant to Article II or III of the Pooling and
                                    Servicing Agreement (Master Servicer hereby certifies that the repurchase price or
                                    Substitution Adjustment has been credited to the Certificate Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

_____                           6.  Other
                                    (explain)_____________________


          If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                              By:___________________________
                                              Name:
                                              Title:

Documents returned to Trustee:


_____________________________
Trustee

By:__________________________

Date:________________________

                                   EXHIBIT I

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

State of ___________  )
                      ) ss.:
County of __________  )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Residential Mortgage-Backed Certificates, Series 199__- __, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          5. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner in the event the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          7. The Owner's Taxpayer Identification Number is ___________.

          8. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          9. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          12. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of such trust and one or more persons described in this Paragraph 12 controls all substantial decisions of such trust.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                         [NAME OF OWNER]

                                              By:________________________
                                              [Name of Officer]
                                              [Title of Officer]

[Corporate Seal]

ATTEST:

_______________________________
[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.

                                 _______________________________
                                        NOTARY PUBLIC

                                  COUNTY OF
                                  STATE OF
                                  My Commission expires the ____ day of
                                  _______________, 19__.

                                   EXHIBIT J

                         FORM OF TRANSFEROR CERTIFICATE

                           __________________, 19__

JV Capital Trust
[Address]
[City, State, Zip]

[Trustee]

Attention:  JV Capital Trust Series 199__-__

       Re:  RESIDENTIAL MORTGAGE-BACKED CERTIFICATES, SERIES 199__-__

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of a ____% Percentage
Interests of Residential Mortgage Backed Certificates, Series 199__-__, Class R Certificates (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__, among JV Capital Trust, as depositor (the "Depositor"),
______________________, as Master Servicer, and ______________________, as
trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                             Very truly yours,


                                             _______________________________
                                             (Seller)

                                              By:___________________________
                                              Name:
                                              Title:

                                   EXHIBIT K

                                  [RESERVED]

                                   EXHIBIT L

                                  [RESERVED]

                                   EXHIBIT M

                        CERTIFICATE RE:  PREPAID LOANS

          I, ______________, ________________ of JV Capital Trust, as Depositor,
hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of ___________, 199__ among JV Capital Trust, ___________________________, as master servicer and __________________________, as trustee) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Dated:

                                              By:_______________________________

                                   EXHIBIT N

                                  [RESERVED]

                                   EXHIBIT O

                    FORM OF INVESTOR REPRESENTATION LETTER

                              ____________, 19__

[Trustee]

     Re: JV Capital Trust Residential Mortgage-Backed Certificates, Series 199__-__

Ladies and Gentlemen:

          _______________________(the "Purchaser") intends to purchase from
____________________ (the "Seller"), a ____% Percentage Interest of Residential Mortgage- Backed Certificates, Series 199__-__, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 199__ among JV Capital Trust, as depositor (the "Depositor"), ______________________________, as master servicer, and _________________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

     6. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Depositor and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered.

                                              Very truly yours,

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT P

                   Form of Transferor Representation Letter

                              ___________, 199__

[Trustee]

     Re:   JV Capital Trust, Residential Mortgage-Backed Certificates, Series
          199__-__

Ladies and Gentlemen:

          In connection with the sale by _____________ (the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate Balance of Residential Mortgage-Backed Certificates, Series 199__-__, Class ___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__ among JV Capital Trust, as depositor (the "Depositor"), _________________________, as master servicer, and ______________________________, as trustee (the "Trustee").
The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                               Very truly yours,


                                               _________________________________
                                               (Seller)

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT Q

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

            Description of Rule 144A Securities, including numbers:
                               JV Capital Trust
                   Residential Mortgage-Backed Certificates
                      Series 199__-__, Class ___, No. ___

          The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. The Buyer warrants and represents to, and covenants with, the Transferor, the Master Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


__________________________________            __________________________________
      Print Name of Transferor                       Print Name of Buyer
By:_______________________________            By:_______________________________
   Name:                                         Name:
   Title                                         Title
Taxpayer Identification:                      Taxpayer Identification:
No._______________________________            No._______________________________
Date:_____________________________            Date:_____________________________

                                   EXHIBIT R

                                PREMIUM EXHIBIT

          For the purposes of the Pooling and Servicing Agreement dated as of ___________, 199__ (the "Agreement") by and among JV Capital Trust, as company,
_______________________________, as master servicer, and _______________________
_______ as trustee, "Premium Percentage" means, with respect to any Mortgage Loan, ____%

          Terms used in this exhibit and not defined in this exhibit have the meanings ascribed thereto in the Agreement.